Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After three consecutive months of steady buying, equity investors took a breather in the first month of the New Year to assess the degree of any real economic turnaround. As a result, most major stock market benchmarks declined - albeit slightly - for the first time since September 2001. Investor uncertainty gave a boost to the fixed-income markets in January, as nearly all categories of investment-grade bonds rebounded from their fourth-quarter lull.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Equity-Income	-7.06%	53.64%	251.39%
Russell 3000 ® Value	-5.44%	60.42%	270.84%
Equity Income Funds Average	-7.80%	44.94%	192.53%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 230 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. The averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income	-7.06%	8.97%	13.39%
Russell 3000 Value	-5.44%	9.91%	14.00%
Equity Income Funds Average	-7.80%	7.42%	10.98%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund on January 31, 1992. As the chart shows, by January 31, 2002, the value of the investment would have grown to $35,139 - a 251.39% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $37,084 - a 270.84% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

*The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of January 31, 2002, the one year, five year, and 10 year cumulative total returns for the equity income funds average were -7.15%, 42.93%, and 187.83%, respectively; and the one year, five year, and 10 year average annual total returns were -7.15%, 7.22%, and 10.98%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For many stock investors, the year ending January 31, 2002, was a period of retrenchment and reflection, necessitated by plummeting share prices and the decline of personal wealth. A variety of negative factors pressured stocks. The economy slipped into a recession, precipitating a decline in corporate profits. Weaker earnings forced many companies to economize their operations, resulting in large-scale layoffs. Realizing lower revenues, many businesses also cut back on corporate spending, which exacerbated the existing economic slowdown. Perhaps most significantly though, stock valuations-typically measured by the price of a stock divided by its earnings per share-fell considerably, but generally remained higher than historical trend levels. Broad-based earnings weakness in widely followed stocks caused market breadth to improve, as investors searched for more-attractively valued smaller companies generating stronger earnings growth. Higher demand provided a performance boost to smaller-cap value stocks that had been overlooked in recent years, as well as for high-yielding real estate stocks-two of the equity markets' few bright spots. The Russell 2000® Value Index, a benchmark of small-cap value stocks, gained 12.44% during the past year, and the Wilshire Real Estate Index rose 9.58%. Elsewhere, stock index performance was dismal. The blue chips' Dow Jones Industrial AverageSM declined 7.21%, while the large-cap Standard & Poor's 500SM Index and the tech-heavy NASDAQ Composite® Index fell 16.15% and 30.04%, respectively.

(Portfolio Manager photograph)
An interview with Steve Petersen, Portfolio Manager of Fidelity Equity-Income Fund

Q. How did the fund perform, Steve?

A. For the 12-month period ending January 31, 2002, the fund fell 7.06%, outperforming the 7.80% decline of the equity income funds average, according to Lipper Inc. By comparison, the Russell 3000 Value Index dropped 5.44% during the same time period.

Q. Why did the fund outperform its Lipper peer group average but not the Russell index?

A. Compared to its peer group, the fund generally was more aggressive in its approach, performing better during strong periods in the stock market and lagging slightly during weaker periods. The fund clearly capitalized on the strong fourth quarter to beat the peer group average. With small-cap stocks having an edge during the period, the fund's focus on larger-cap issues held back its performance relative to the Russell index. The fund also held a relatively large proportion of energy stocks, which had a tough time during the latter half of the year, and a lower weighting in technology stocks compared to the index, which hurt performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What strategy did you pursue during the year?

A. The fund was positioned for an improvement in the economy, which stalled after September 11. Financial stocks continued to represent the largest sector weighting in the portfolio and delivered mixed performance in the slowing economy. In terms of technology, I was able to find attractively priced companies in the more conservative areas of the sector but, as I mentioned before, I kept the fund's exposure limited. I also began to reduce the fund's exposure to health care stocks early in the period because they had performed very well and I wanted to lock in profits. However, the fund's pharmaceutical holdings were negatively affected by investors' concerns that the industry's future growth could be slower than in the past.

Q. Which stocks helped performance?

A. Top holding Fannie Mae benefited as interest rates declined throughout the period, spurring record levels of new mortgage and refinancing activity. Investors gravitated to Fannie Mae's relatively stable stock price in a volatile environment. Bank of America went through a fairly long and difficult merger with NationsBank a few years ago. By focusing on cutting costs and streamlining operations following the merger, it avoided the riskier lending practices that came back to haunt some of its competitors this year when the economy slowed, and its stock price held up very well. After experiencing difficulty in growing its earnings sufficiently to justify its high stock price, Gillette brought in new, skilled management that succeeded in stabilizing growth and providing strong leadership, and its stock held steady during the period.

Q. Which stocks hurt the fund's performance?

A. Halliburton, an energy services company involved in exploration and drilling, was hurt by lower worldwide demand for oil and asbestos-related litigation against several of its subsidiaries. SBC Communications, a regional telephone company and a top-10 holding, was hurt by slowing growth in its business and consumer lines, as well as lower demand for second telephone lines as customers substituted wireless phones and other types of providers for Internet access. Along with their competitors, J.P. Morgan and Citigroup were hurt by rising loan losses stemming from a deteriorating economy. Their stock performance also was hampered by a marked slowdown in their capital markets business resulting from the economic downturn.

Q. What's your outlook, Steve?

A. With the government and Federal Reserve Board active in adding liquidity and stimulating the economy, and interest rates and inflation remaining low, we could be positioned for a better outlook for corporate earnings and a more positive market environment. On the other hand, we've had a significant rally and stocks are not cheap, indicating that much of the anticipated improvement already is reflected in stock prices. Other issues facing us include the high level of consumer debt and continuing concerns about corporate earnings growth. If stocks bounce back too rapidly, the Fed could raise interest rates, which would not be good for stock prices. However, I think it's becoming increasingly apparent that underlying business conditions are, if not actually improving, holding steady. Hopefully, the economy will show more positive signs in 2002, with perhaps the first indicator being positive first-quarter GDP growth.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks reasonable income

Fund number: 023

Trading symbol: FEQIX

Start date: May 16, 1966

Size: as of January 31, 2002, more than $21.5 billion

Manager: Stephen Petersen, since 1993; manager, Fidelity Puritan Fund, since 2000; Fidelity Balanced Fund, 1996-1997; joined Fidelity in 1980

3

Steve Petersen on the challenges of managing one of the largest equity-income funds:

"For me, the greatest challenges are working primarily within the universe of larger-sized companies I tend to buy, and adhering to a long-term, buy-and-hold approach in an increasingly volatile market that focuses on short-term results. My goal is to find excellent candidates for the fund's portfolio, then build large enough positions that can contribute meaningfully to performance. Because the fund is so large - over $21 billion in assets - I gravitate to large-cap stocks by necessity, because it's difficult to find enough stock supply in smaller companies. And, if I need to sell a stock, it could move the market, which would be very disruptive. So, I tend to buy with a long-term horizon, though I'll sell if there are serious problems or if I can lock in significant profits. When I first buy a stock, as a value investor I must be reasonably certain that the downside risk is limited. I usually add a small position of a stock I believe has upside potential. If it's simply a cheap stock I won't add to the position. If the company's business fundamentals improve, or it's a better story than I anticipated, I'll build up the position over time. It can take years for a company to realize its potential and deliver superior returns. As a result, the fund's turnover generally is lower than that of other funds."

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	3.6	3.5
Citigroup, Inc.	3.5	3.7
Exxon Mobil Corp.	3.4	3.3
SBC Communications, Inc.	2.1	2.3
BellSouth Corp.	2.1	1.8
Wells Fargo & Co.	1.6	1.5
BP PLC sponsored ADR	1.5	1.5
Bank of America Corp.	1.5	1.4
General Electric Co.	1.5	2.0
TotalFinaElf SA sponsored ADR	1.5	2.0
	22.3
Top Five Market Sectors as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	27.1
Industrials	14.1	14.2
Consumer Discretionary	12.5	11.8
Energy	11.9	12.0
Telecommunication Services	6.6	6.7
Asset Allocation (% of fund's net assets)
As of January 31, 2002*		As of July 31, 2001**
	Stocks 95.3%		Stocks 94.5%
	Bonds 0.3%		Bonds 0.3%
	Convertible Securities 3.2%		Convertible Securities 2.4%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	7.1%	** Foreign investments	7.3%

Annual Report

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.5%
Johnson Controls, Inc.	705,800	$ 59,330
TRW, Inc.	1,127,200	47,759
		107,089
Automobiles - 0.5%
Ford Motor Co.	1,471,800	22,519
General Motors Corp.	1,774,700	90,758
		113,277
Hotels, Restaurants & Leisure - 2.2%
Harrah's Entertainment, Inc. (a)	83,400	3,183
Mandalay Resort Group (a)	1,908,300	51,620
McDonald's Corp.	5,080,100	138,077
MGM Mirage, Inc. (a)	3,900,800	127,010
Park Place Entertainment Corp. (a)	3,546,600	34,579
Six Flags, Inc. (a)	2,934,586	44,136
Starwood Hotels & Resorts Worldwide, Inc. unit	2,139,500	73,278
		471,883
Household Durables - 1.2%
Black & Decker Corp.	1,274,080	52,441
Maytag Corp.	2,366,220	75,435
Newell Rubbermaid, Inc.	683,200	18,863
Snap-On, Inc.	2,236,600	72,891
Whirlpool Corp.	581,200	42,253
		261,883
Media - 3.8%
Clear Channel Communications, Inc. (a)	2,156,700	99,294
Dow Jones & Co., Inc.	808,000	41,814
Fox Entertainment Group, Inc. Class A (a)	2,665,300	56,105
Gannett Co., Inc.	1,043,700	70,398
Liberty Media Corp. Class A (a)	3,079,700	40,036
News Corp. Ltd.:
ADR	640,680	17,939
sponsored ADR	603,040	14,190
Reader's Digest Association, Inc. Class A (non-vtg.)	2,759,029	59,043
Tribune Co.	2,127,600	79,083
Viacom, Inc. Class B (non-vtg.) (a)	7,007,854	280,244
Walt Disney Co.	2,865,510	60,348
		818,494
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.6%
Big Lots, Inc.	1,857,400	$ 19,911
Dillard's, Inc. Class A	1,414,514	20,341
Federated Department Stores, Inc. (a)	2,031,440	84,549
JCPenney Co., Inc.	353,500	8,792
Sears, Roebuck & Co.	702,000	37,094
Target Corp.	2,487,100	110,452
Wal-Mart Stores, Inc.	1,123,900	67,412
		348,551
Specialty Retail - 1.8%
Charming Shoppes, Inc. (a)	1,334,600	7,861
Gap, Inc.	3,465,800	49,908
Office Depot, Inc. (a)	1,945,400	32,002
RadioShack Corp.	1,366,600	43,075
Staples, Inc. (a)	7,577,538	138,063
The Limited, Inc.	5,810,178	107,779
		378,688
Textiles & Apparel - 0.1%
Kellwood Co. (e)	1,287,300	31,024
TOTAL CONSUMER DISCRETIONARY		2,530,889
CONSUMER STAPLES - 6.1%
Beverages - 0.4%
The Coca-Cola Co.	1,648,400	72,118
Food & Drug Retailing - 0.7%
Albertson's, Inc.	2,776,200	79,816
CVS Corp.	2,281,600	62,060
		141,876
Food Products - 0.6%
H.J. Heinz Co.	943,900	39,077
Kellogg Co.	1,459,400	45,037
Kraft Foods, Inc. Class A	1,318,400	48,860
		132,974
Household Products - 1.2%
Kimberly-Clark Corp.	2,614,600	157,660
Procter & Gamble Co.	1,307,900	106,829
		264,489
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 1.8%
Avon Products, Inc.	1,830,300	$ 90,051
Estee Lauder Companies, Inc. Class A	800,500	25,856
Gillette Co.	8,316,000	276,923
		392,830
Tobacco - 1.4%
Loews Corp. - Carolina Group	158,000	4,424
Philip Morris Companies, Inc.	6,005,600	300,941
		305,365
TOTAL CONSUMER STAPLES		1,309,652
ENERGY - 11.9%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	3,534,600	124,418
Halliburton Co.	641,900	8,826
Schlumberger Ltd. (NY Shares)	3,835,700	216,295
		349,539
Oil & Gas - 10.3%
Anadarko Petroleum Corp.	389,700	19,146
BP PLC sponsored ADR	7,032,604	328,563
Burlington Resources, Inc.	1,102,000	37,732
ChevronTexaco Corp.	2,080,341	174,333
Conoco, Inc.	6,479,149	182,453
Devon Energy Corp.	588,341	21,898
Exxon Mobil Corp.	18,707,674	730,535
Marathon Oil Corp.	2,430,200	68,167
Royal Dutch Petroleum Co. (NY Shares)	4,148,800	207,316
TotalFinaElf SA:
Series B	899,543	126,584
sponsored ADR	4,441,903	312,532
		2,209,259
TOTAL ENERGY		2,558,798
FINANCIALS - 26.8%
Banks - 9.5%
Bank of America Corp.	5,210,417	328,413
Bank of New York Co., Inc.	6,307,934	258,499
Bank One Corp.	5,312,939	199,235
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Comerica, Inc.	2,814,339	$ 158,419
FleetBoston Financial Corp.	4,131,896	138,914
Huntington Bancshares, Inc.	681,500	11,933
Mellon Financial Corp.	4,565,000	175,296
PNC Financial Services Group, Inc.	1,517,400	87,630
U.S. Bancorp, Delaware	9,040,202	188,217
Wachovia Corp.	4,555,501	151,470
Wells Fargo & Co.	7,489,268	347,427
		2,045,453
Diversified Financials - 13.5%
American Express Co.	6,961,100	249,555
Charles Schwab Corp.	4,370,300	62,801
Citigroup, Inc.	16,156,785	765,832
Fannie Mae	9,536,100	771,944
Freddie Mac	1,602,900	107,587
Household International, Inc.	4,853,678	248,702
J.P. Morgan Chase & Co.	8,279,550	281,919
Kinder Morgan Management LLC	207,936	7,309
Merrill Lynch & Co., Inc.	2,606,300	132,869
Morgan Stanley Dean Witter & Co.	3,954,860	217,517
Nomura Holdings, Inc.	3,486,000	37,956
Washington Mutual Capital Trust unit (f)	738,600	37,253
		2,921,244
Insurance - 3.0%
ACE Ltd.	1,807,900	70,237
AFLAC, Inc.	533,500	13,935
Allstate Corp.	3,180,800	102,613
American International Group, Inc.	1,905,657	141,304
Hartford Financial Services Group, Inc.	3,352,300	221,889
Marsh & McLennan Companies, Inc.	632,600	64,430
The Chubb Corp.	353,500	23,631
UnumProvident Corp.	87,900	2,488
		640,527
Real Estate - 0.8%
Crescent Real Estate Equities Co.	1,446,800	24,986
Equity Office Properties Trust	1,053,200	30,322
Equity Residential Properties Trust (SBI)	2,591,200	69,392
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Liberty Property Trust (SBI)	67,900	$ 1,993
Public Storage, Inc.	1,219,600	44,650
		171,343
TOTAL FINANCIALS		5,778,567
HEALTH CARE - 4.9%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.	1,349,300	48,872
Guidant Corp. (a)	350,280	16,831
		65,703
Health Care Providers & Services - 0.2%
McKesson Corp.	1,121,300	43,170
Pharmaceuticals - 4.4%
American Home Products Corp.	2,258,100	146,009
Bristol-Myers Squibb Co.	6,227,200	282,528
Eli Lilly & Co.	1,624,700	122,015
Merck & Co., Inc.	3,346,300	198,034
Pfizer, Inc.	1,537,200	64,055
Schering-Plough Corp.	4,276,900	138,486
		951,127
TOTAL HEALTH CARE		1,060,000
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.7%
Boeing Co.	1,099,000	45,004
General Dynamics Corp.	395,100	35,385
Honeywell International, Inc.	5,565,650	187,061
Lockheed Martin Corp.	1,628,400	86,256
Northrop Grumman Corp.	412,500	46,039
Raytheon Co.	549,700	21,037
Rockwell Collins, Inc.	391,400	8,748
United Technologies Corp.	2,318,480	159,349
		588,879
Airlines - 0.1%
AMR Corp. (a)	973,500	24,279
Building Products - 0.5%
Masco Corp.	3,943,600	105,531
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.8%
Avery Dennison Corp.	1,512,500	$ 89,994
Ceridian Corp. (a)	974,500	17,512
IMS Health, Inc.	3,135,600	62,555
New England Business Service, Inc.	587,800	12,050
Pitney Bowes, Inc.	2,003,800	83,799
R.R. Donnelley & Sons Co.	1,069,400	31,066
Republic Services, Inc. (a)	2,547,030	44,318
Viad Corp.	1,966,500	48,455
		389,749
Electrical Equipment - 0.4%
Rockwell International Corp.	4,005,300	77,102
Industrial Conglomerates - 3.5%
General Electric Co.	8,608,200	319,795
Minnesota Mining & Manufacturing Co.	765,500	84,817
Textron, Inc.	1,954,700	89,584
Tyco International Ltd.	7,339,440	257,981
		752,177
Machinery - 2.9%
Caterpillar, Inc.	2,404,200	120,883
Deere & Co.	2,091,150	91,948
Eaton Corp.	871,200	64,103
Illinois Tool Works, Inc.	1,080,500	77,126
Ingersoll-Rand Co. Ltd. Class A	2,182,746	96,543
Kennametal, Inc.	548,506	20,860
Milacron, Inc.	388,500	5,653
Navistar International Corp.	774,700	30,221
Parker Hannifin Corp.	2,168,400	106,338
Pentair, Inc.	642,000	22,663
		636,338
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	5,980,900	168,901
CSX Corp.	1,408,100	56,324
Union Pacific Corp.	2,169,500	134,617
		359,842
TOTAL INDUSTRIALS		2,933,897
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.4%
Lucent Technologies, Inc.	2,194,600	$ 14,353
Motorola, Inc.	5,455,100	72,607
		86,960
Computers & Peripherals - 2.2%
Compaq Computer Corp.	3,549,400	43,835
Dell Computer Corp. (a)	3,956,800	108,772
Hewlett-Packard Co.	5,692,400	125,859
International Business Machines Corp.	1,562,300	168,557
NCR Corp. (a)	266,300	11,328
Sun Microsystems, Inc. (a)	1,698,800	18,279
		476,630
Electronic Equipment & Instruments - 0.9%
Arrow Electronics, Inc. (a)	1,299,200	39,963
Avnet, Inc.	1,815,000	48,370
Tektronix, Inc. (a)	1,277,500	31,273
Thermo Electron Corp.	3,308,200	72,648
		192,254
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	462,200	20,568
Unisys Corp. (a)	2,911,271	36,391
		56,959
Semiconductor Equipment & Products - 1.2%
Intel Corp.	4,931,200	172,789
Micron Technology, Inc. (a)	1,833,500	61,881
National Semiconductor Corp. (a)	946,600	26,704
		261,374
Software - 0.9%
Computer Associates International, Inc.	1,271,000	43,799
Compuware Corp. (a)	1,808,527	24,596
Microsoft Corp. (a)	2,059,500	131,211
		199,606
TOTAL INFORMATION TECHNOLOGY		1,273,783
MATERIALS - 6.0%
Chemicals - 2.3%
Arch Chemicals, Inc.	755,350	16,920
Crompton Corp.	811,324	7,342
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Dow Chemical Co.	2,379,100	$ 70,279
E.I. du Pont de Nemours & Co.	2,198,485	97,107
Great Lakes Chemical Corp.	727,300	16,772
Hercules Trust II unit	31,600	13,114
Hercules, Inc. (a)	1,368,500	12,864
Lyondell Chemical Co.	1,763,462	23,754
Millennium Chemicals, Inc.	1,824,257	22,238
PolyOne Corp.	2,314,000	23,256
Praxair, Inc.	2,539,330	147,408
Solutia, Inc.	5,032,899	44,742
		495,796
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	681,500	8,750
Smurfit-Stone Container Corp. (a)	2,669,200	42,200
		50,950
Metals & Mining - 2.2%
Alcan, Inc.	2,049,100	79,819
Alcoa, Inc.	4,007,176	143,657
Allegheny Technologies, Inc.	1,367,620	22,073
Dofasco, Inc.	1,982,900	35,030
Newmont Mining Corp.	956,200	20,883
Nucor Corp.	1,152,400	68,914
Pechiney SA Series A	897,086	47,587
Phelps Dodge Corp.	1,744,700	60,838
		478,801
Paper & Forest Products - 1.3%
Bowater, Inc.	1,597,100	76,565
Georgia-Pacific Group	3,557,000	88,925
International Paper Co.	1,040,700	43,480
Weyerhaeuser Co.	988,600	57,655
		266,625
TOTAL MATERIALS		1,292,172
TELECOMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 6.5%
AT&T Corp.	10,447,356	184,918
BellSouth Corp.	11,288,401	451,536
Qwest Communications International, Inc.	3,233,890	33,956
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	12,138,344	$ 454,581
Verizon Communications, Inc.	6,012,044	278,658
		1,403,649
UTILITIES - 1.9%
Electric Utilities - 1.7%
American Electric Power Co., Inc.	921,900	38,480
Cinergy Corp.	616,098	19,900
DPL, Inc.	1,602,479	37,274
Entergy Corp.	4,466,200	183,918
FirstEnergy Corp.	194,000	7,217
Northeast Utilities	3,541,390	64,135
Southern Co.	396,530	9,774
		360,698
Multi-Utilities - 0.2%
SCANA Corp.	1,695,300	45,705
TOTAL UTILITIES		406,403
TOTAL COMMON STOCKS (Cost $16,002,273)		20,547,810
Preferred Stocks - 1.7%

Convertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	821,600	19,205
Media - 0.1%
Cox Communications, Inc. $6.858 PRIZES	318,200	13,807
J.N. Taylor Holdings Ltd. 9.5% (a)	956,400	0
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	638,600	15,167
		28,974
TOTAL CONSUMER DISCRETIONARY		48,179
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.6%
Diversified Financials - 0.4%
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.34	414,700	$ 16,982
Ford Motor Co. Capital Trust II $3.25	976,600	52,426
Xerox Capital Trust II $3.75 (f)	159,600	11,892
		81,300
Insurance - 0.2%
ACE Ltd. $4.125 PRIDES	450,600	35,949
Prudential Financial, Inc. $3.375	141,000	7,771
		43,720
TOTAL FINANCIALS		125,020
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	380,400	24,583
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00 (f)	12,360	14,209
Motorola, Inc. $3.50	587,300	25,308
		39,517
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81	485,600	25,348
TOTAL INFORMATION TECHNOLOGY		64,865
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	631,600	17,900
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	342,700	18,506
TXU Corp.:
$1.6575 PRIDES	795,000	20,352
$4.375	486,700	25,503
		64,361
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
UTILITIES - continued
Gas Utilities - 0.1%
NiSource, Inc. $3.875 PIES	606,800	$ 25,637
TOTAL UTILITIES		89,998
TOTAL CONVERTIBLE PREFERRED STOCKS		370,545
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc.:
Series H, $11.75	6,180	664
Series M, $11.125	37,119	3,953
		4,617
TOTAL PREFERRED STOCKS (Cost $391,150)		375,162
Corporate Bonds - 1.8%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
Convertible Bonds - 1.5%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 32,550	10,572
Media - 0.4%
Adelphia Communications Corp. 6% 2/15/06	B3	19,962	17,092
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	53,170	21,736
Liberty Media Corp. 3.5% 1/15/31 (f)	Baa3	24,460	17,642
News America, Inc. liquid yield option note 0% 2/28/21 (f)	Baa3	49,080	23,234
			79,704
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	11,110	11,797
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.0%
Charming Shoppes, Inc. 7.5% 7/15/06	B2	$ 5,338	$ 5,258
J. Baker, Inc. 7% 6/1/02 (h)	-	13,300	1,995
			7,253
TOTAL CONSUMER DISCRETIONARY			109,326
FINANCIALS - 0.1%
Diversified Financials - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (f)	-	7,550	7,153
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	11,000	9,360
TOTAL FINANCIALS			16,513
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.2%
ADT Operations, Inc. liquid yield option note 0% 7/6/10	Baa1	19,295	37,181
Machinery - 0.1%
SPX Corp.:
liquid yield option note 0% 2/6/21 (f)	Ba3	42,190	28,495
0% 2/6/21	Ba3	9,580	6,470
			34,965
TOTAL INDUSTRIALS			72,146
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Corning, Inc. 3.5% 11/1/08	Baa1	29,440	31,131
Nortel Networks Corp. 4.25% 9/1/08 (f)	Baa2	10,300	10,010
			41,141
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	B2	16,080	14,954
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (f)	Baa2	14,330	16,626
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Sanmina-SCI Corp. 0% 9/12/20	Ba3	$ 2,040	$ 760
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	1,020	575
			17,961
Semiconductor Equipment & Products - 0.0%
Teradyne, Inc. 3.75% 10/15/06 (f)	BB-	5,840	7,933
TOTAL INFORMATION TECHNOLOGY			81,989
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	CCC	14,830	19,512
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	19,230	10,938
5.25% 1/15/10	B1	7,190	4,090
			15,028
TOTAL CONVERTIBLE BONDS			314,514
Nonconvertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	1,320	1,422
Extended Stay America, Inc. 9.875% 6/15/11	B2	1,265	1,309
International Game Technology 8.375% 5/15/09	Ba1	1,760	1,870
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	1,785	1,776
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	1,850	1,970
			8,347
Media - 0.1%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	1,585	1,557
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Adelphia Communications Corp. 10.25% 6/15/11	B2	$ 2,030	$ 2,101
CanWest Media, Inc. 10.625% 5/15/11	B2	1,540	1,656
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	B2	1,880	1,363
10% 5/15/11	B2	860	860
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	1,420	1,498
Radio One, Inc. 8.875% 7/1/11	B3	2,290	2,399
Telewest PLC yankee 11% 10/1/07	B2	1,435	976
			12,410
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	Ba2	1,190	1,235
TOTAL CONSUMER DISCRETIONARY			21,992
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	2,020	2,086
Food & Drug Retailing - 0.0%
Rite Aid Corp. 12.5% 9/15/06	B-	2,505	1,754
Food Products - 0.0%
Dean Foods Co.:
6.625% 5/15/09	Baa2	260	238
8.15% 8/1/07	Baa2	890	890
			1,128
TOTAL CONSUMER STAPLES			4,968
ENERGY - 0.0%
Oil & Gas - 0.0%
Chesapeake Energy Corp. 8.125% 4/1/11	B1	2,270	2,174
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	1,440	1,357
10% 11/1/08 (f)	Ba3	860	916
			4,447
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	$ 2,090	$ 2,111
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	690	583
			2,694
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	Ba3	1,460	1,460
TOTAL FINANCIALS			4,154
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 9.25% 4/15/11	B2	1,705	1,816
Service Corp. International (SCI) 6.5% 3/15/08	B1	1,430	1,230
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	1,175	1,263
			4,309
INDUSTRIALS - 0.0%
Building Products - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	1,195	1,219
Marine - 0.0%
Transport Maritima Mexicana SA de CV yankee 9.5% 5/15/03	Ba3	1,040	879
TOTAL INDUSTRIALS			2,098
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Crown Castle International Corp.:
9.375% 8/1/11	B3	660	558
10.75% 8/1/11	B3	1,490	1,304
			1,862
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	B3	630	636
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	1,580	1,564
			2,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.0%
Xerox Corp. 7.2% 4/1/16	A2	$ 1,320	$ 1,016
TOTAL INFORMATION TECHNOLOGY			5,078
MATERIALS - 0.1%
Chemicals - 0.0%
IMC Global, Inc. 10.875% 6/1/08	Ba1	1,455	1,557
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	1,480	1,524
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (f)	B2	1,530	1,530
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	1,000	933
7.8% 5/15/18	B3	280	232
7.85% 5/15/04	B3	280	271
8.1% 5/15/07	B3	140	129
			4,619
Metals & Mining - 0.0%
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	1,945	1,906
TOTAL MATERIALS			8,082
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Communications Corp. 11.5% 10/1/08	B3	2,790	977
Triton PCS, Inc. 0% 5/1/08 (d)	B2	1,290	1,145
			2,122
Wireless Telecommunication Services - 0.0%
Echostar Broadband Corp. 10.375% 10/1/07	B1	3,565	3,779
Nextel Communications, Inc. 0% 10/31/07 (d)	B1	1,530	1,033
PanAmSat Corp.:
6.125% 1/15/05	Ba2	350	341
6.375% 1/15/08	Ba2	240	214
			5,367
TOTAL TELECOMMUNICATION SERVICES			7,489
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
8% 12/31/08	Ba1	$ 1,600	$ 1,296
8.875% 2/15/11	Ba1	240	202
9.375% 9/15/10	Ba1	1,430	1,230
9.5% 6/1/09	Ba1	100	88
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	1,810	1,774
6.25% 3/1/04	B3	730	715
6.75% 10/1/23	B3	2,225	2,136
			7,441
Multi-Utilities - 0.0%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	440	466
TOTAL UTILITIES			7,907
TOTAL NONCONVERTIBLE BONDS			70,524
TOTAL CORPORATE BONDS (Cost $387,635)			385,038
Floating Rate Loans - 0.1%

CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (g)	B2	846	719
Tranche C term loan 6.2% 6/30/08 (g)	B2	846	719
			1,438
Media - 0.0%
PRIMEDIA, Inc. Tranche B term loan 6.5629% 6/30/09 (g)	-	1,875	1,772
TOTAL CONSUMER DISCRETIONARY			3,210
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Suiza Foods Corp. Tranche B term loan 4.91% 7/15/08 (g)	Ba2	$ 1,850	$ 1,857
FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 4.72% 12/31/07 (g)	-	600	537
Nextel Finance Co. Tranche D term loan 5.0625% 3/31/09 (g)	-	2,350	2,021
			2,558
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6638% 7/21/06 (g)	Ba3	1,482	1,474
Tranche C term loan 4.9194% 7/21/07 (g)	Ba3	1,778	1,769
			3,243
TOTAL FLOATING RATE LOANS (Cost $10,773)			10,868
Money Market Funds - 1.1%
	Shares
Fidelity Cash Central Fund, 1.88% (c) (Cost $225,931)	225,930,948	225,931
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $17,017,762)		21,544,809
NET OTHER ASSETS - 0.0%		8,178
NET ASSETS - 100%		$ 21,552,987
Security Type Abbreviations
PEPS	-	Participating Equity Preferred Shares/ Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $221,221,000 or 1.0% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $6,082,220,000 and $4,881,991,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $376,000 for the period.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $10,868,000 or 0.1% of net assets.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $17,021,554,000. Net unrealized appreciation aggregated $4,523,255,000, of which $5,950,199,000 related to appreciated investment securities and $1,426,944,000 related to depreciated investment securities.

The fund hereby designates approximately $585,335,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2002
Assets
Investment in securities, at value (cost $17,017,762) - See accompanying schedule		$ 21,544,809
Receivable for investments sold		38,282
Receivable for fund shares sold		21,955
Dividends receivable		30,905
Interest receivable		5,219
Other receivables		100
Total assets		21,641,270
Liabilities
Payable to custodian bank	$ 588
Payable for investments purchased	61,615
Payable for fund shares redeemed	13,768
Accrued management fee	8,636
Other payables and accrued expenses	3,676
Total liabilities		88,283
Net Assets		$ 21,552,987
Net Assets consist of:
Paid in capital		$ 16,873,791
Undistributed net investment income		30,020
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		122,251
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,526,925
Net Assets, for 447,634 shares outstanding		$ 21,552,987
Net Asset Value, offering price and redemption price per share ($21,552,987 ÷ 447,634 shares)		$ 48.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2002
Investment Income
Dividends (including $824 received from affiliated issuers)		$ 412,861
Interest		47,225
Security lending		429
Total income		460,515
Expenses
Management fee	$ 105,747
Transfer agent fees	44,248
Accounting and security lending fees	1,399
Non-interested trustees' compensation	4
Custodian fees and expenses	347
Registration fees	158
Audit	142
Legal	106
Miscellaneous	153
Total expenses before reductions	152,304
Expense reductions	(3,731)	148,573
Net investment income (loss)		311,942
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(2,563) on sale of investments in affiliated issuers)	530,728
Foreign currency transactions	(454)
Total net realized gain (loss)		530,274
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,532,535)
Assets and liabilities in foreign currencies	(42)
Total change in net unrealized appreciation (depreciation)		(2,532,577)
Net gain (loss)		(2,002,303)
Net increase (decrease) in net assets resulting from operations		$ (1,690,361)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2002	Year ended January 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 311,942	$ 342,522
Net realized gain (loss)	530,274	1,117,393
Change in net unrealized appreciation (depreciation)	(2,532,577)	1,425,587
Net increase (decrease) in net assets resulting from operations	(1,690,361)	2,885,502
Distributions to shareholders from net investment income	(332,508)	(348,177)
Distributions to shareholders from net realized gain	(519,167)	(1,328,674)
Total distributions	(851,675)	(1,676,851)
Share transactions Net proceeds from sales of shares	5,031,069	5,560,373
Reinvestment of distributions	824,781	1,625,105
Cost of shares redeemed	(4,584,959)	(6,681,325)
Net increase (decrease) in net assets resulting from share transactions	1,270,891	504,153
Total increase (decrease) in net assets	(1,271,145)	1,712,804
Net Assets
Beginning of period	22,824,132	21,111,328
End of period (including undistributed net investment income of $30,020 and $50,387, respectively)	$ 21,552,987	$ 22,824,132
Other Information Shares
Sold	99,897	107,415
Issued in reinvestment of distributions	17,056	32,709
Redeemed	(92,666)	(131,056)
Net increase (decrease)	24,287	9,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 53.91	$ 50.96	$ 55.46	$ 52.20	$ 44.47
Income from Investment Operations
Net investment income (loss) B	.71	.85	.82	.85	.94
Net realized and unrealized gain (loss)	(4.53)	6.29	.63	5.65	9.79
Total from investment operations	(3.82)	7.14	1.45	6.50	10.73
Less Distributions
From net investment income	(.76)	(.87)	(.82)	(.85)	(.96)
From net realized gain	(1.18)	(3.32)	(5.13)	(2.39)	(2.04)
Total distributions	(1.94)	(4.19)	(5.95)	(3.24)	(3.00)
Net asset value, end of period	$ 48.15	$ 53.91	$ 50.96	$ 55.46	$ 52.20
Total Return D	(7.06)%	14.93%	2.27%	12.79%	24.69%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.69%	.69%	.67%	.67%
Expenses net of voluntary waivers, if any	.69%	.69%	.69%	.67%	.67%
Expenses net of all reductions	.67%	.67%	.67%	.66%	.65%
Net investment income (loss)	1.41%	1.63%	1.42%	1.54%	1.90%
Supplemental Data
Net assets, end of period (in millions)	$ 21,553	$ 22,824	$ 21,111	$ 23,267	$ 21,272
Portfolio turnover rate	23%	25%	26%	30%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2002

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, prior period premium and discount on debt securities, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of January 31, 2002, undistributed net income and undistributed gain on a tax basis were as follows:

Undistributed ordinary income	$ 30,039,000
Undistributed long-term capital gains	59,904,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 332,508,000
Long term capital gain	519,167,000
$ 851,675,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments - continued

intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $25,592,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,496,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4,000 and $1,231,000, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Highlands Insurance Group, Inc.	$ -	$ 2,759	$ -	$ -
Kellwood Co.	-	-	824	31,024
TOTALS	$ -	$ 2,759	$ 824	$ 31,024

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Equity-Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen Petersen (46)
Year of Election or Appointment: 1994 Vice President of Equity-Income and other funds managed by FMR. Prior to his current responsibilites, Mr. Petersen managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Equity-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Equity-Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Equity-Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Equity-Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Equity-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Equity-Income Fund voted to pay on March 11, 2002, to shareholders of record at the opening of business on March 8, 2002, a distribution of $.14 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.18 per share from net investment income.

A total of 0.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 96% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

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Fidelity® Structured Large Cap Value

Fidelity Structured Mid Cap Value

Fidelity Structured Large Cap Growth

Fidelity Structured Mid Cap Growth

Funds

Annual Report

January 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>

Fidelity Structured Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

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The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance Overview

Unfortunately for most investors, little changed with respect to the flagging performance of stocks during the six-month period ending January 31, 2002. With the exception of most undervalued small-and medium-sized companies that had been largely overlooked during the bull market cycle of the late 1990s, stocks generally continued their recent trend of delivering negative returns.

There were a few major reasons for poor stock performance. The slumping U.S. economy squeezed corporate profits in many industries. The low point came in the third quarter of 2001, as quarterly gross domestic product fell into negative territory for the first time since 1993, and year-over-year corporate profits fell to new lows. Furthermore, a lack of promising fourth-quarter corporate earnings reports failed to convince investors that the near-term outlook for the economy and corporate earnings was any brighter. In its ongoing attempt to provide a stimulus to the economy, the Federal Reserve Board's monetary policy-making committee cut interest rates five successive times during the period. This aggressive easing brought interest rates down to their lowest levels in decades, but by period end the Fed's efforts still had little positive impact on the economy, or on stock performance.

Elsewhere, a handful of high-profile companies surprisingly fell into bankruptcy, most notably energy trading and pipeline firm Enron, whose stock price tumbled from nearly $90 per share in August to less than $1 per share in December. Enron's collapse was driven by the company's lack of adherence to up-front accounting principles, which served to shroud the company's off-balance-sheet debt and inflate its earnings. Enron's accounting was called into question by investors, employees, regulators and legislators. Perhaps most significantly, the scandal heightened concerns about the accounting of other companies.

Another event that influenced stock prices was the terrorist attacks on September 11, which destroyed several World Trade Center buildings in New York City and damaged the Pentagon. These tragic events severely reduced commerce in several industries during the weeks following the attacks, including retail, media, lodging and air transportation. Companies in these industries saw a substantial drop in revenues and earnings, which reduced their stock valuations considerably. By the end of the period, some of these stocks had rebounded back to levels seen just prior to September 11 as investors swooped in to pick up bargains. Many, however, still remained lower.

These three negative factors - the slowing economy, the Enron collapse and the slowdown in commerce following the terrorist attacks - were reflected in the returns of major equity indexes. The blue chips' Dow Jones Industrial Average SM declined 4.84%, while the large-cap Standard & Poor's 500 SM Index and the tech-heavy NASDAQ Composite® Index fell 6.01% and 4.44%, respectively. Growth stocks were punished for their higher valuations and lagged the performance of value stocks across the board. One of the equity markets' few bright spots was the small-cap value category, which returned 4.85% as measured by the Russell 2000® Value Index. Mid-cap value stocks, as measured by the Russell Midcap® Value Index, eked out a modest 0.49% gain.

Turning to individual sector performance for the six-month period, consumer industries was the only sector that generated a positive return. Increased demand for stocks of companies that produced consumer-staple products - including nondurables, food and beverages - or those likely to maintain their earnings growth rates in a poor economic environment helped boost stock prices.

Health care stocks also outperformed the broader market, but their negative returns - as reflected by the 2.62% decline for the Goldman Sachs® Health Care Index - generally proved disappointing, since this defensive-minded sector typically shines during periods of economic uncertainty. Several pharmaceutical stocks struggled with the expiration of patents on their most profitable drugs and scrambled to replace market share lost to generic-drug producers. Investors also remained cool to biotechnology stocks, given their high valuations and overall low current earnings visibility.

A number of factors hurt financial services stocks. Growing credit concerns caused a big negative impact on banks with high-risk, sub-prime lending operations. Elsewhere, the terrorist attacks of September 11 had wide-ranging effects. Stock markets closed for nearly a week, reducing trading volume and drying up underwriting activity for investment banks and brokerages. Facing large loss claims, stocks of insurance companies were punished severely following the attacks.

Investors also reacted unfavorably to cyclical industries stocks, given their economic sensitivity and the fallout from September 11. The airlines were the most visibly damaged stock group due to the sharp decline in travel, particularly higher-margin business travel, as companies cut costs in the face of an economic downturn. Bright spots included homebuilding stocks and defense contractors, where demand remained strong.

Technology stocks underwent an extremely volatile period. The sector was the worst performing group in the first half of the six-month period, as investors reacted negatively to the sector's high valuations. But tech stocks rallied during the final three months when investors grew optimistic about stabilization in the economy and flocked to semiconductor and blue-chip personal computer stocks.

Among the hardest hit sectors during the past six months was natural resources. Supplies of oil and natural gas rose, causing a price decline for these commodities and, ultimately, for the corporate earnings of many energy producers. In the fourth quarter of 2001, expectations for an economic recovery in 2002 boosted the stocks of energy services and equipment stocks, as well as cyclical non-energy industries such as forest and paper, aluminum and other non-precious metals.

Telecommunication services and utilities were by far the worst-performing sectors during the past six months. As the period progressed, increased optimism about the economy caused investors to shy away from defensive-oriented regional Bell operating companies, as well as alternative carriers. Wireless stocks fell, in large part due to slowing subscriber growth, heavy competition and rich valuations. The Enron episode sent ripples throughout the utilities sector. The stocks of companies with extensive electricity or natural gas trading operations came under selling pressure, and that concern was compounded by existing questions about slowing power demand and increasing plant capacity.

Annual Report

Fidelity Structured Large Cap Value Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total return would have been lower.

Cumulative Total Returns

Period ended January 31, 2002	Life of fund
Fidelity® Structured Large Cap Value	1.80%
Russell 1000® Value	1.40%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 1000® Value - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Structured Large Cap Value Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Macdonald, Portfolio Manager of Fidelity Structured Large Cap Value Fund

Q. How did the fund perform, Bob?

A. From its inception on November 15, 2001, through the end of the period on January 31, 2002, the fund returned 1.80%, outperforming the 1.40% return for the Russell 1000 Value Index. Going forward, we will compare the fund's returns to its benchmark and Lipper peer group average at six- and 12-month intervals.

Q. What factors drove the fund's performance?

A. The equity market's performance during the past few months was really a capsule of what's occurred during the past couple of years. During November, investors grew optimistic that the economy and businesses in growth sectors, including information technology and telecommunication services, had reached a low point. Subsequently, higher demand for economically sensitive growth stocks from opportunistic investors caused this group to outperform their value counterparts during the month. However, sentiment shifted back in favor of more defensive, undervalued companies during December and January, after a few high-profile, large-cap companies, including Enron and Kmart, filed for bankruptcy protection. Additionally, quarterly earnings reports in January generally failed to ignite enthusiasm for companies with future earnings potential. On a relative basis, the fund outperformed its benchmark because of better stock selection in the telecom and utilities sectors, which offset slightly weaker stock selection in the industrial sector.

Q. Can you describe the fund's investment structure?

A. The fund is carefully managed to own stocks with similar style-specific characteristics - such as a stock's market capitalization or its price-to-earnings ratio - to those included in the Russell 1000 Value Index. I monitor these characteristics on a daily basis through a variety of analytical software tools. Within this selected universe of large-cap value stocks, I seek to increase shareholder value by leveraging the bottom-up research capability of Fidelity's analysts. The fund will typically maintain roughly the same weighting of each industry sector as the index, but my goal is to own more of the highest-rated individual stocks within the large-cap value universe based on our analysts' recommendations. Conversely, we will own fewer of those stocks Fidelity's analysts believe are less attractive. This structured management style has been proven effective in managing institutional money for years, and Fidelity's Structured Funds were launched to bring this strict investment discipline to the average investor.

Q. It appears the fund's performance will ultimately be driven by the collective ability of Fidelity's sector analysts to recommend the best stocks . . .

A. In a nutshell, that's exactly right. As the fund's portfolio manager, my job is to control the stock characteristics of the fund, making sure its style is consistent with its benchmark. Unlike the majority of actively managed equity funds whose managers often make independent investment decisions to emphasize certain industries, sectors or fundamental characteristics, I rely primarily on the extensive research of our sector analysts to generate the best ideas for the portfolio. Generally speaking, I'm trying to construct a broadly diversified, style-controlled portfolio of large-cap value stocks that reflects as closely as possible the conviction of our Fidelity sector analysts at any given time.

Q. What holdings performed well? Which disappointed?

A. Homebuilder Centex, the fund's top performer, performed well on better-than-expected fiscal third-quarter earnings, which were driven by strong housing demand due to low mortgage rates. Investors also responded favorably to utility operator FirstEnergy, which topped fourth-quarter earnings expectations. On the down side, Bristol-Myers Squibb suffered from the perception that it will be facing stiff generic drug competition in 2002 for its branded pharmaceuticals. Elsewhere, a softer advertising market due to the economic slowdown hurt shares of Fox Entertainment Group.

Q. What's your outlook for large-cap value stocks, Bob?

A. Based on my discussions with Fidelity's analysts and through my own observations, I get a general sense that they feel the economy is poised for a slower, less dynamic recovery than what Wall Street expects. By and large, our analysts have a current bent toward more defensive positioning in their sector portfolios, choosing to own those stocks with the strongest current earnings visibility. If the current slower-growth market environment persists, this fund's specific market-cap and style could benefit shareholders on both an absolute and relative basis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 708

Trading symbol: FSLVX

Start date: November 15, 2001

Size: as of January 31, 2002, more than $11 million

Manager: Robert Macdonald, since inception; manager, various structured equity portfolios for institutional accounts, 1987-present; joined Fidelity in 1985

3

Annual Report

Fidelity Structured Large Cap Value Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Exxon Mobil Corp.	4.0
Citigroup, Inc.	3.6
Bank of America Corp.	2.7
ChevronTexaco Corp.	2.6
Verizon Communications, Inc.	2.3
BellSouth Corp.	2.3
Bank One Corp.	2.3
Fannie Mae	2.2
Gillette Co.	2.1
SBC Communications, Inc.	2.0
26.1
Top Five Market Sectors as of January 31, 2002
% of fund's net assets
Financials	29.3
Consumer Discretionary	12.0
Energy	10.7
Industrials	9.5
Telecommunication Services	8.7
Asset Allocation (% of fund's net assets)
As of January 31, 2002 *
Stocks and Investment Companies 98.5%
Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	1.1%

Annual Report

Fidelity Structured Large Cap Value Fund

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.0%
Auto Components - 0.2%
Keystone Automotive Industries, Inc. (a)	1,490	$ 28,876
Automobiles - 0.6%
General Motors Corp.	1,300	66,482
Hotels, Restaurants & Leisure - 2.1%
Harrah's Entertainment, Inc. (a)	2,380	90,845
McDonald's Corp.	5,910	160,634
		251,479
Household Durables - 3.5%
Black & Decker Corp.	2,960	121,834
Centex Corp.	2,130	126,692
Fleetwood Enterprises, Inc.	800	8,800
Furniture Brands International, Inc. (a)	290	10,663
Pulte Homes, Inc.	560	26,404
Snap-On, Inc.	3,640	118,628
		413,021
Media - 3.7%
Clear Channel Communications, Inc. (a)	960	44,198
Comcast Corp. Class A (special) (a)	780	27,674
Fox Entertainment Group, Inc. Class A (a)	4,030	84,832
Gemstar-TV Guide International, Inc. (a)	500	9,100
General Motors Corp. Class H (a)	340	5,338
Liberty Media Corp. Class A (a)	2,930	38,090
McGraw-Hill Companies, Inc.	550	35,244
News Corp. Ltd. ADR	710	19,880
Omnicom Group, Inc.	850	74,265
Tribune Co.	340	12,638
Viacom, Inc. Class B (non-vtg.) (a)	2,000	79,980
		431,239
Multiline Retail - 0.9%
Costco Wholesale Corp. (a)	1,160	53,360
Federated Department Stores, Inc. (a)	590	24,556
Target Corp.	500	22,205
		100,121
Specialty Retail - 1.0%
Bed Bath & Beyond, Inc. (a)	240	8,299
Best Buy Co., Inc. (a)	290	21,460
Circuit City Stores, Inc. - Circuit City Group	1,700	50,728
Group 1 Automotive, Inc. (a)	550	15,813
Home Depot, Inc.	400	20,036
		116,336
TOTAL CONSUMER DISCRETIONARY		1,407,554
CONSUMER STAPLES - 6.7%
Beverages - 0.4%
The Coca-Cola Co.	1,250	54,688
Food & Drug Retailing - 0.3%
Albertson's, Inc.	1,130	32,488

	Shares	Value (Note 1)
Food Products - 0.8%
Delta & Pine Land Co.	200	$ 4,272
Kraft Foods, Inc. Class A	2,360	87,462
		91,734
Household Products - 1.5%
Kimberly-Clark Corp.	2,620	157,986
Procter & Gamble Co.	180	14,702
		172,688
Personal Products - 2.7%
Estee Lauder Companies, Inc. Class A	2,140	69,122
Gillette Co.	7,310	243,423
		312,545
Tobacco - 1.0%
Philip Morris Companies, Inc.	2,330	116,756
TOTAL CONSUMER STAPLES		780,899
ENERGY - 10.7%
Energy Equipment & Services - 0.4%
Weatherford International, Inc. (a)	1,140	43,879
Oil & Gas - 10.3%
ChevronTexaco Corp.	3,610	302,518
Conoco, Inc.	7,540	212,326
Exxon Mobil Corp.	12,100	472,493
Phillips Petroleum Co.	3,810	222,771
		1,210,108
TOTAL ENERGY		1,253,987
FINANCIALS - 29.3%
Banks - 12.9%
Bank of America Corp.	4,950	311,999
Bank One Corp.	7,030	263,625
Commerce Bancorp, Inc., New Jersey	1,900	77,425
Fifth Third Bancorp	900	56,925
FleetBoston Financial Corp.	3,190	107,248
Huntington Bancshares, Inc.	3,700	64,787
Mellon Financial Corp.	1,800	69,120
Mercantile Bankshares Corp.	1,190	51,920
PNC Financial Services Group, Inc.	3,540	204,435
U.S. Bancorp, Delaware	4,180	87,028
Wachovia Corp.	180	5,985
Wells Fargo & Co.	4,410	204,580
		1,505,077
Diversified Financials - 12.1%
AMBAC Financial Group, Inc.	1,210	72,177
American Express Co.	2,610	93,569
Citigroup, Inc.	8,960	424,704
Fannie Mae	3,190	258,231
Freddie Mac	2,360	158,403
Goldman Sachs Group, Inc.	250	21,745
Household International, Inc.	350	17,934
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Merrill Lynch & Co., Inc.	3,220	$ 164,156
Morgan Stanley Dean Witter & Co.	3,580	196,900
		1,407,819
Insurance - 4.0%
AFLAC, Inc.	2,230	58,248
Allstate Corp.	2,510	80,973
American International Group, Inc.	1,780	131,987
Hartford Financial Services Group, Inc.	750	49,643
MBIA, Inc.	1,890	101,833
MetLife, Inc.	1,600	48,608
		471,292
Real Estate - 0.3%
Equity Office Properties Trust	1,120	32,245
Equity Residential Properties Trust (SBI)	250	6,695
		38,940
TOTAL FINANCIALS		3,423,128
HEALTH CARE - 5.6%
Biotechnology - 0.2%
Gilead Sciences, Inc. (a)	150	9,813
IDEC Pharmaceuticals Corp. (a)	240	14,270
		24,083
Health Care Providers & Services - 2.9%
Cardinal Health, Inc.	140	9,227
First Health Group Corp. (a)	1,100	27,940
HCA, Inc.	100	4,250
HealthSouth Corp. (a)	5,790	67,743
Tenet Healthcare Corp. (a)	1,040	66,342
Trigon Healthcare, Inc. (a)	2,200	161,766
		337,268
Pharmaceuticals - 2.5%
American Home Products Corp.	1,330	85,998
Bristol-Myers Squibb Co.	2,470	112,064
Johnson & Johnson	100	5,751
Pfizer, Inc.	2,150	89,591
		293,404
TOTAL HEALTH CARE		654,755
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	2,420	128,187
Northrop Grumman Corp.	1,060	118,307
United Technologies Corp.	360	24,743
		271,237
Airlines - 1.2%
AMR Corp. (a)	1,800	44,892

	Shares	Value (Note 1)
Delta Air Lines, Inc.	100	$ 3,161
Northwest Airlines Corp. (a)	4,300	66,134
Ryanair Holdings PLC sponsored ADR (a)	830	26,768
		140,955
Building Products - 0.5%
American Standard Companies, Inc. (a)	170	10,999
Masco Corp.	870	23,281
York International Corp.	790	30,036
		64,316
Commercial Services & Supplies - 0.8%
Allied Waste Industries, Inc. (a)	700	7,686
Avery Dennison Corp.	730	43,435
Republic Services, Inc. (a)	2,180	37,932
		89,053
Construction & Engineering - 0.2%
Fluor Corp.	610	19,551
Industrial Conglomerates - 1.3%
Minnesota Mining & Manufacturing Co.	1,180	130,744
Tyco International Ltd.	500	17,575
		148,319
Machinery - 1.8%
Danaher Corp.	370	23,584
Illinois Tool Works, Inc.	880	62,814
Kennametal, Inc.	240	9,127
Navistar International Corp.	1,080	42,131
Parker Hannifin Corp.	1,070	52,473
Pentair, Inc.	200	7,060
SPX Corp. (a)	130	14,841
		212,030
Road & Rail - 1.4%
Canadian National Railway Co.	550	26,897
CSX Corp.	600	24,000
Union Pacific Corp.	1,740	107,967
		158,864
TOTAL INDUSTRIALS		1,104,325
INFORMATION TECHNOLOGY - 5.3%
Communications Equipment - 1.0%
Comverse Technology, Inc. (a)	400	8,548
Enterasys Networks, Inc. (a)	1,700	18,734
Motorola, Inc.	6,460	85,983
Polycom, Inc. (a)	30	1,049
		114,314
Computers & Peripherals - 1.5%
Apple Computer, Inc. (a)	2,300	56,856
Hewlett-Packard Co.	190	4,201
International Business Machines Corp.	560	60,418
NCR Corp. (a)	1,200	51,048
		172,523
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.5%
Arrow Electronics, Inc. (a)	310	$ 9,536
Diebold, Inc.	200	7,830
Millipore Corp.	290	15,573
Thermo Electron Corp.	1,440	31,622
		64,561
Internet Software & Services - 0.2%
InterCept Group, Inc. (a)	480	20,741
Semiconductor Equipment & Products - 0.8%
Agere Systems, Inc. Class A	1,580	8,090
Integrated Device Technology, Inc. (a)	600	18,330
Intersil Corp. Class A (a)	140	4,161
KLA-Tencor Corp. (a)	570	32,650
LSI Logic Corp. (a)	790	13,098
Micron Technology, Inc. (a)	700	23,625
		99,954
Software - 1.3%
Computer Associates International, Inc.	1,860	64,096
Microsoft Corp. (a)	1,050	66,896
Sybase, Inc. (a)	1,120	20,283
		151,275
TOTAL INFORMATION TECHNOLOGY		623,368
MATERIALS - 5.0%
Chemicals - 2.0%
Cytec Industries, Inc. (a)	80	1,903
Georgia Gulf Corp.	160	3,184
Lyondell Chemical Co.	1,150	15,491
Millennium Chemicals, Inc.	6,780	82,648
Praxair, Inc.	2,160	125,388
Solutia, Inc.	1,020	9,068
		237,682
Containers & Packaging - 0.4%
Pactiv Corp. (a)	900	16,200
Temple-Inland, Inc.	570	31,555
		47,755
Metals & Mining - 1.2%
Alcan, Inc.	1,270	49,471
Alcoa, Inc.	1,660	59,511
Century Aluminum Co.	700	9,016
Phelps Dodge Corp.	600	20,922
		138,920
Paper & Forest Products - 1.4%
Boise Cascade Corp.	510	18,156
Bowater, Inc.	710	34,037

	Shares	Value (Note 1)
Georgia-Pacific Group	1,380	$ 34,500
International Paper Co.	1,800	75,204
		161,897
TOTAL MATERIALS		586,254
TELECOMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 8.7%
AT&T Corp.	10,900	192,930
BellSouth Corp.	6,810	272,400
Citizens Communications Co. (a)	4,270	42,743
SBC Communications, Inc.	6,330	237,059
Verizon Communications, Inc.	5,890	273,002
		1,018,134
UTILITIES - 5.0%
Electric Utilities - 4.7%
AES Corp. (a)	3,550	48,103
American Electric Power Co., Inc.	1,990	83,063
Entergy Corp.	1,040	42,827
FirstEnergy Corp.	5,450	202,740
Northeast Utilities	1,310	23,724
Southern Co.	2,650	65,323
TXU Corp.	1,600	77,952
		543,732
Multi-Utilities - 0.3%
SCANA Corp.	1,340	36,126
TOTAL UTILITIES		579,858
TOTAL COMMON STOCKS (Cost $11,306,149)		11,432,262
Investment Companies - 0.7%

iShares Russell 1000 Value Index Fund (Cost $76,877)	1,400	77,098
Cash Equivalents - 1.2%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.89%, dated 1/31/02 due 2/1/02 (Cost $137,000)	$ 137,007	$ 137,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $11,520,026)		11,646,360
NET OTHER ASSETS - 0.3%		37,760
NET ASSETS - 100%		$ 11,684,120
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,875,847 and $1,457,047, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $530 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $11,528,406. Net unrealized appreciation aggregated $117,954, of which $420,702 related to appreciated investment securities and $302,748 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $137,000) (cost $11,520,026) - See accompanying schedule		$ 11,646,360
Cash		102
Receivable for fund shares sold		58,357
Dividends receivable		12,293
Prepaid expenses		24,107
Receivable from investment adviser for expense reductions		11,395
Total assets		11,752,614
Liabilities
Payable for investments purchased	$ 8,178
Payable for fund shares redeemed	2,926
Other payables and accrued expenses	57,390
Total liabilities		68,494
Net Assets		$ 11,684,120
Net Assets consist of:
Paid in capital		$ 11,592,756
Undistributed net investment income		804
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,774)
Net unrealized appreciation (depreciation) on investments		126,334
Net Assets, for 1,149,375 shares outstanding		$ 11,684,120
Net Asset Value, offering price and redemption price per share ($11,684,120 ÷ 1,149,375 shares)		$10.17

Statement of Operations

	November 15, 2001 (commencement of operations) to January 31, 2002
Investment Income Dividends		$ 28,500
Interest		2,764
Total income		31,264
Expenses
Management fee	$ 10,311
Transfer agent fees	2,934
Accounting fees and expenses	12,622
Non-interested trustees' compensation	3
Custodian fees and expenses	3,204
Registration fees	6,399
Audit	20,554
Legal	2
Total expenses before reductions	56,029
Expense reductions	(34,579)	21,450
Net investment income		9,814
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(35,774)
Foreign currency transactions	(208)	(35,982)
Change in net unrealized appreciation (depreciation) on investment securities		126,334
Net gain (loss)		90,352
Net increase (decrease) in net assets resulting from operations		$ 100,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	November 15, 2001 (commencement of operations) to January 31, 2002
Operations Net investment income	$ 9,814
Net realized gain (loss)	(35,982)
Change in net unrealized appreciation (depreciation)	126,334
Net increase (decrease) in net assets resulting from operations	100,166
Distributions to shareholders from net investment income	(8,800)
Share transactions Net proceeds from sales of shares	12,147,093
Reinvestment of distributions	8,567
Cost of shares redeemed	(562,906)
Net increase (decrease) in net assets resulting from share transactions	11,592,754
Total increase (decrease) in net assets	11,684,120
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $804)	$ 11,684,120
Other Information Shares
Sold	1,203,838
Issued in reinvestment of distributions	828
Redeemed	(55,291)
Net increase (decrease)	1,149,375

Financial Highlights

Year ended January 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	.17
Total from investment operations	.18
Less Distributions
From net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$ 10.17
Total Return B, C	1.80%
Ratios to Average Net Assets F
Expenses before expense reductions	3.13% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.20% A
Net investment income	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,684
Portfolio turnover rate	81% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total return would have been lower.

Cumulative Total Returns

Period ended January 31, 2002	Life of fund
Fidelity Structured Mid Cap Value	6.00%
Russell Midcap® Value	6.45%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap® Value - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. companies. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Structured Mid Cap Value Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Macdonald, Portfolio Manager of Fidelity Structured Mid Cap Value Fund

Q. How did the fund perform, Bob?

A. From its inception on November 15, 2001, through the end of the period on January 31, 2002, the fund returned 6.00%, falling slightly behind the 6.45% return of the Russell Midcap Value Index. Going forward, we will compare the fund's returns to its benchmark and Lipper peer group average at six- and 12-month intervals.

Q. What factors drove the fund's performance during the period?

A. The equity market's performance during the past few months was really a capsule of what's occurred during the past couple of years. During November, investors grew suddenly optimistic that the economy and business in many growth sectors, including information technology and telecommunication services, had reached a low point. Subsequently, higher demand for economically sensitive growth stocks from opportunistic investors caused this group to outperform their value counterparts during the month. However, sentiment shifted back in favor of more defensive, undervalued companies with more attractive earnings growth during December and January, after a few high-profile companies, including Enron and Kmart, filed for bankruptcy protection. Additionally, quarterly earnings reports in January generally failed to ignite enthusiasm for companies with future earnings potential. On a relative basis, the fund underperformed its benchmark because of weaker stock selection in the consumer staples and consumer discretionary sectors, which offset slightly better stock selection in the information technology sector.

Q. Can you describe the fund's investment structure?

A. The fund is carefully managed to own stocks with similar style-specific characteristics - such as a stock's market capitalization and its price-to-earnings ratio - to those included in the Russell Midcap Value Index. I monitor these characteristics on a daily basis through a variety of analytical software tools. Within this selected universe of mid-cap value stocks, I seek to increase shareholder value by leveraging the bottom-up research capability of Fidelity's analysts. The fund will typically maintain roughly the same weighting of each industry sector as the index, but my goal is to own more of the highest-rated individual stocks within the mid-cap value universe based on the top recommendations of our sector analysts. Conversely, we will own fewer of those stocks Fidelity's analysts believe are less attractive.

Q. It appears the fund's performance will ultimately be driven by the collective ability of Fidelity's sector analysts to recommend the best stocks . . .

A. In a nutshell, that's exactly right. As the fund's portfolio manager, my job is to control the stock characteristics of the fund, making sure its style is consistent with its benchmark. Unlike the majority of actively managed equity funds whose managers often make independent investment decisions to emphasize certain industries, sectors or fundamental characteristics, I rely primarily on the extensive research of our sector analysts to generate the best ideas for the portfolio. Generally speaking, I'm trying to construct a broadly diversified, style-controlled portfolio of mid-cap value stocks that reflects as closely as possible the conviction of our Fidelity sector analysts at any given time.

Q. What holdings performed well? Which disappointed?

A. Despite declining demand for gasoline and heating oil, petroleum refiner Valero Energy posted better-than-expected earnings and investors took notice, bidding up shares more than 30%. New Jersey-based Hudson City Bancorp also appreciated briskly on record quarterly earnings resulting from improved interest rate spreads and planned balance sheet growth. On the down side, retailer Kmart's bankruptcy filing sent shares tumbling, and I sold out of our holdings in the company. Additionally, paper and building product maker Georgia-Pacific was hurt by the breakdown of a deal to sell its building products business to Willamette Industries, asbestos-related liability concerns and concerns about debt reduction.

Q. What's your outlook for mid-cap value stocks, Bob?

A. Based on my discussions with Fidelity's analysts and through my own observations, I get a general sense that they feel the economy is poised for a slower, less dynamic recovery than what Wall Street expects. By and large, our analysts have a current bent toward more defensive positioning in their sector portfolios, choosing to own those stocks with the strongest current earnings visibility. Their holdings outside of that realm have tended to be companies with some competitive or technological advantage. If this slower growth market environment exists during 2002, this fund's specific market-cap and style could benefit shareholders on both an absolute and relative basis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 762

Trading symbol: FSMVX

Start date: November 15, 2001

Size: as of January 31, 2002, more than $23 million

Manager: Robert Macdonald, since inception; manager, various structured equity portfolios for institutional accounts, 1987-present; joined Fidelity in 1985

3

Annual Report

Fidelity Structured Mid Cap Value Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
FirstEnergy Corp.	2.3
Avon Products, Inc.	1.9
Huntington Bancshares, Inc.	1.8
Praxair, Inc.	1.7
Mercantile Bankshares Corp.	1.7
Apartment Investment & Management Co. Class A	1.7
Suncor Energy, Inc.	1.7
MBIA, Inc.	1.6
Snap-On, Inc.	1.5
Sempra Energy	1.5
17.4
Top Five Market Sectors as of January 31, 2002
% of fund's net assets
Financials	23.4
Industrials	15.0
Consumer Discretionary	14.1
Materials	8.8
Utilities	8.7
Asset Allocation (% of fund's net assets)
As of January 31, 2002 *
Stocks and Investment Companies 95.7%
Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	4.3%

Annual Report

Fidelity Structured Mid Cap Value Fund

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 0.4%
TRW, Inc.	2,600	$ 110,162
Hotels, Restaurants & Leisure - 2.7%
Harrah's Entertainment, Inc. (a)	5,870	224,058
Starwood Hotels & Resorts Worldwide, Inc. unit	2,470	84,598
Tricon Global Restaurants, Inc. (a)	2,880	160,704
Wendy's International, Inc.	5,570	173,784
		643,144
Household Durables - 6.6%
Bassett Furniture Industries, Inc.	1,140	17,716
Black & Decker Corp.	2,840	116,894
Centex Corp.	5,900	350,932
Fleetwood Enterprises, Inc.	3,680	40,480
Leggett & Platt, Inc.	2,310	55,971
Lennar Corp.	1,990	110,346
Pulte Homes, Inc.	4,390	206,989
Ryland Group, Inc.	1,300	101,803
Snap-On, Inc.	11,120	362,401
Standard Pacific Corp.	1,200	31,644
The Stanley Works	470	20,821
Whirlpool Corp.	1,990	144,673
		1,560,670
Leisure Equipment & Products - 0.1%
Brunswick Corp.	900	22,140
Media - 2.6%
E.W. Scripps Co. Class A	2,000	141,800
Fox Entertainment Group, Inc. Class A (a)	11,040	232,392
McGraw-Hill Companies, Inc.	650	41,652
Omnicom Group, Inc.	1,990	173,866
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,300	19,955
		609,665
Multiline Retail - 0.4%
Federated Department Stores, Inc. (a)	2,570	106,963
Specialty Retail - 1.3%
AutoZone, Inc. (a)	1,210	81,857
Borders Group, Inc. (a)	1,090	26,269
Chico's FAS, Inc. (a)	915	27,404
Circuit City Stores, Inc. - CarMax Group (a)	200	4,214
Foot Locker, Inc. (a)	630	9,765
Group 1 Automotive, Inc. (a)	1,430	41,113
Hot Topic, Inc. (a)	630	21,118
Michaels Stores, Inc. (a)	200	7,000
O'Reilly Automotive, Inc. (a)	460	15,221
Pacific Sunwear of California, Inc. (a)	2,500	57,450
Too, Inc. (a)	560	15,243
		306,654
TOTAL CONSUMER DISCRETIONARY		3,359,398

	Shares	Value (Note 1)
CONSUMER STAPLES - 7.4%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	5,200	$ 119,860
Food & Drug Retailing - 1.0%
Albertson's, Inc.	4,520	129,950
Duane Reade, Inc. (a)	1,690	48,926
Longs Drug Stores Corp.	1,710	38,048
Rite Aid Corp. (a)	10,510	25,014
		241,938
Food Products - 2.7%
ConAgra Foods, Inc.	820	20,336
Dean Foods Co. (a)	1,765	115,431
Delta & Pine Land Co.	4,790	102,314
Hershey Foods Corp.	3,130	220,258
Kraft Foods, Inc. Class A	300	11,118
McCormick & Co., Inc. (non-vtg.)	3,790	167,518
		636,975
Personal Products - 2.9%
Avon Products, Inc.	9,470	465,924
Estee Lauder Companies, Inc. Class A	7,310	236,113
		702,037
Tobacco - 0.3%
UST, Inc.	2,000	69,900
TOTAL CONSUMER STAPLES		1,770,710
ENERGY - 6.2%
Energy Equipment & Services - 0.8%
Cal Dive International, Inc. (a)	1,020	23,613
ENSCO International, Inc.	3,700	88,060
National-Oilwell, Inc. (a)	1,700	32,385
Weatherford International, Inc. (a)	1,340	51,577
		195,635
Oil & Gas - 5.4%
Conoco, Inc.	10,340	291,174
Equitable Resources, Inc.	610	18,751
Marathon Oil Corp.	4,080	114,444
Pennzoil-Quaker State Co.	2,400	33,216
Phillips Petroleum Co.	3,260	190,612
Suncor Energy, Inc.	13,000	397,909
Talisman Energy, Inc.	1,770	63,541
Valero Energy Corp.	3,700	169,978
		1,279,625
TOTAL ENERGY		1,475,260
FINANCIALS - 23.4%
Banks - 11.9%
Astoria Financial Corp.	2,630	76,296
Banknorth Group, Inc.	10,120	239,439
Commerce Bancorp, Inc., New Jersey	7,560	308,070
First Virginia Banks, Inc.	540	27,157
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Hudson City Bancorp, Inc.	7,090	$ 216,245
Huntington Bancshares, Inc.	24,620	431,096
Mellon Financial Corp.	1,340	51,456
Mercantile Bankshares Corp.	9,150	399,215
North Fork Bancorp, Inc.	10,400	346,320
Pacific Century Financial Corp.	2,660	65,356
PNC Financial Services Group, Inc.	5,740	331,485
SouthTrust Corp.	12,030	296,419
Washington Federal, Inc.	1,610	45,161
		2,833,715
Diversified Financials - 2.5%
AMBAC Financial Group, Inc.	5,830	347,760
Countrywide Credit Industries, Inc.	250	9,938
Federated Investors, Inc. Class B (non-vtg.)	3,190	102,048
SEI Investments Co.	1,450	58,551
Waddell & Reed Financial, Inc. Class A	1,980	64,706
		583,003
Insurance - 3.8%
Allmerica Financial Corp.	5,370	226,184
MBIA, Inc.	7,200	387,936
Protective Life Corp.	1,220	35,136
Radian Group, Inc.	5,100	228,990
Reinsurance Group of America, Inc.	130	3,721
Vesta Insurance Group Corp.	2,330	16,590
		898,557
Real Estate - 5.2%
Apartment Investment & Management Co. Class A	9,140	398,504
Crescent Real Estate Equities Co.	4,690	80,996
Duke Realty Corp.	7,560	175,770
Equity Office Properties Trust	6,350	182,817
Equity Residential Properties Trust (SBI)	13,040	349,211
Glenborough Realty Trust, Inc.	2,600	51,922
		1,239,220
TOTAL FINANCIALS		5,554,495
HEALTH CARE - 4.9%
Biotechnology - 0.5%
Gilead Sciences, Inc. (a)	1,920	125,606
Health Care Equipment & Supplies - 2.4%
Becton, Dickinson & Co.	3,780	136,912
Guidant Corp. (a)	3,090	148,475
Hillenbrand Industries, Inc.	1,950	111,716
St. Jude Medical, Inc. (a)	1,950	154,635
Viasys Healthcare, Inc. (a)	1,100	25,025
		576,763
Health Care Providers & Services - 2.0%
Anthem, Inc.	1,500	79,800

	Shares	Value (Note 1)
First Health Group Corp. (a)	2,110	$ 53,594
HealthSouth Corp. (a)	9,160	107,172
Manor Care, Inc. (a)	4,750	94,525
McKesson Corp.	3,260	125,510
		460,601
TOTAL HEALTH CARE		1,162,970
INDUSTRIALS - 15.0%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	2,570	136,133
Northrop Grumman Corp.	3,110	347,107
Raytheon Co.	1,590	60,849
		544,089
Air Freight & Couriers - 0.3%
Expeditors International of Washington, Inc.	1,160	70,261
Airlines - 2.3%
AMR Corp. (a)	6,370	158,868
Atlantic Coast Airlines Holdings, Inc. (a)	470	12,855
Delta Air Lines, Inc.	4,590	145,090
Northwest Airlines Corp. (a)	9,810	150,878
Ryanair Holdings PLC sponsored ADR (a)	1,600	51,600
SkyWest, Inc.	600	16,440
		535,731
Building Products - 1.2%
American Standard Companies, Inc. (a)	1,350	87,345
Masco Corp.	7,630	204,179
		291,524
Commercial Services & Supplies - 2.3%
Allied Waste Industries, Inc. (a)	5,600	61,488
Avery Dennison Corp.	1,860	110,670
ChoicePoint, Inc. (a)	400	21,040
Dun & Bradstreet Corp. (a)	1,980	68,112
Manpower, Inc.	1,250	43,638
Republic Services, Inc. (a)	4,150	72,210
Sabre Holdings Corp. Class A (a)	200	8,936
Steelcase, Inc. Class A	2,500	39,275
Viad Corp.	4,550	112,112
		537,481
Construction & Engineering - 0.1%
Fluor Corp.	530	16,987
Electrical Equipment - 0.6%
Hubbell, Inc. Class B	5,110	153,351
Machinery - 5.0%
Danaher Corp.	1,960	124,930
Eaton Corp.	1,990	146,424
Ingersoll-Rand Co. Ltd. Class A	5,900	260,957
Kennametal, Inc.	3,890	147,937
NACCO Industries, Inc. Class A	680	38,080
Navistar International Corp.	2,950	115,080
Oshkosh Truck Co.	100	5,450
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Parker Hannifin Corp.	2,620	$ 128,485
SPX Corp. (a)	1,970	224,895
		1,192,238
Road & Rail - 0.9%
Canadian National Railway Co.	1,140	55,751
Union Pacific Corp.	2,570	159,469
		215,220
TOTAL INDUSTRIALS		3,556,882
INFORMATION TECHNOLOGY - 5.1%
Communications Equipment - 0.6%
Comverse Technology, Inc. (a)	2,670	57,058
Enterasys Networks, Inc. (a)	6,700	73,834
		130,892
Computers & Peripherals - 0.4%
Apple Computer, Inc. (a)	3,810	94,183
Electronic Equipment & Instruments - 1.4%
Diebold, Inc.	900	35,235
Millipore Corp.	1,170	62,829
Thermo Electron Corp.	10,730	235,631
		333,695
Internet Software & Services - 0.4%
InterCept Group, Inc. (a)	2,400	103,704
IT Consulting & Services - 0.3%
SunGard Data Systems, Inc. (a)	1,910	57,281
Semiconductor Equipment & Products - 1.4%
Agere Systems, Inc. Class A	8,470	43,366
Cypress Semiconductor Corp. (a)	700	15,232
Fairchild Semiconductor International, Inc. Class A (a)	200	5,278
LSI Logic Corp. (a)	4,480	74,278
National Semiconductor Corp. (a)	1,800	50,778
NVIDIA Corp. (a)	1,610	105,841
Silicon Laboratories, Inc. (a)	900	27,720
Teradyne, Inc. (a)	640	19,110
		341,603
Software - 0.6%
Adobe Systems, Inc.	1,090	36,733
Computer Associates International, Inc.	450	15,507
Sybase, Inc. (a)	5,040	91,274
		143,514
TOTAL INFORMATION TECHNOLOGY		1,204,872
MATERIALS - 8.8%
Chemicals - 4.3%
Cytec Industries, Inc. (a)	2,400	57,096
Ecolab, Inc.	70	2,995

	Shares	Value (Note 1)
Georgia Gulf Corp.	3,130	$ 62,287
H.B. Fuller Co.	1,270	34,392
Lyondell Chemical Co.	12,390	166,893
Millennium Chemicals, Inc.	12,700	154,813
PolyOne Corp.	9,910	99,596
Praxair, Inc.	7,140	414,477
Solutia, Inc.	3,830	34,049
		1,026,598
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,150	46,886
Containers & Packaging - 0.3%
Jefferson Smurfit Group PLC sponsored ADR	2,840	59,640
Pactiv Corp. (a)	1,100	19,800
		79,440
Metals & Mining - 1.5%
Alcan, Inc.	7,880	306,952
Goldcorp, Inc.	3,760	53,234
		360,186
Paper & Forest Products - 2.5%
Aracruz Celulose SA sponsored ADR	1,990	34,925
Boise Cascade Corp.	1,980	70,488
Bowater, Inc.	570	27,326
Georgia-Pacific Group	7,430	185,750
International Paper Co.	2,230	93,169
MeadWestvaco Corp.	5,305	171,245
		582,903
TOTAL MATERIALS		2,096,013
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
CenturyTel, Inc.	1,570	48,325
Citizens Communications Co. (a)	23,300	233,233
		281,558
Wireless Telecommunication Services - 0.0%
Triton PCS Holdings, Inc. Class A (a)	290	4,066
TOTAL TELECOMMUNICATION SERVICES		285,624
UTILITIES - 8.7%
Electric Utilities - 5.3%
AES Corp. (a)	7,280	98,644
Ameren Corp.	550	23,579
American Electric Power Co., Inc.	2,560	106,854
Black Hills Corp.	170	4,906
DPL, Inc.	1,660	38,612
Entergy Corp.	4,440	182,839
FirstEnergy Corp.	14,550	541,253
Northeast Utilities	3,140	56,865
NSTAR	1,900	83,315
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Southern Co.	2,250	$ 55,463
Wisconsin Energy Corp.	3,190	72,094
		1,264,424
Gas Utilities - 2.7%
KeySpan Corp.	3,200	103,552
Kinder Morgan, Inc.	1,990	102,883
NiSource, Inc.	4,270	88,816
Sempra Energy	15,000	359,250
		654,501
Multi-Utilities - 0.7%
SCANA Corp.	5,880	158,525
TOTAL UTILITIES		2,077,450
TOTAL COMMON STOCKS (Cost $21,949,459)		22,543,674
Investment Companies - 0.9%

iShares Russell Midcap Value Index Fund (Cost $194,679)	2,600	204,022
Cash Equivalents - 2.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.89%, dated 1/31/02 due 2/1/02 (Cost $630,000)	$ 630,033	630,000
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $22,774,138)		23,377,696
NET OTHER ASSETS - 1.7%		395,327
NET ASSETS - 100%		$ 23,773,023
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $24,286,100 and $2,097,152, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $119 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $22,802,625. Net unrealized appreciation aggregated $575,071, of which $1,130,529 related to appreciated investment securities and $555,458 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $630,000) (cost $22,774,138) - See accompanying schedule		$ 23,377,696
Receivable for fund shares sold		481,052
Dividends receivable		20,716
Other receivables		209
Prepaid expenses		24,111
Receivable from investment adviser for expense reductions		6,082
Total assets		23,909,866
Liabilities
Payable to custodian bank	$ 10,656
Payable for investments purchased	2,781
Payable for fund shares redeemed	61,821
Other payables and accrued expenses	61,585
Total liabilities		136,843
Net Assets		$ 23,773,023
Net Assets consist of:
Paid in capital		$ 23,210,476
Undistributed net investment income		3,800
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(44,811)
Net unrealized appreciation (depreciation) on investments		603,558
Net Assets, for 2,244,803 shares outstanding		$ 23,773,023
Net Asset Value, offering price and redemption price per share ($23,773,023 ÷ 2,244,803 shares)		$10.59

Statement of Operations

	November 15, 2001 (commencement of operations) to January 31, 2002
Investment Income Dividends		$ 48,531
Interest		4,514
Total income		53,045
Expenses
Management fee	$ 17,056
Transfer agent fees	5,350
Accounting fees and expenses	12,624
Non-interested trustees' compensation	5
Custodian fees and expenses	6,380
Registration fees	6,400
Audit	20,554
Legal	2
Total expenses before reductions	68,371
Expense reductions	(32,763)	35,608
Net investment income		17,437
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(44,810)
Foreign currency transactions	40	(44,770)
Change in net unrealized appreciation (depreciation) on investment securities		603,558
Net gain (loss)		558,788
Net increase (decrease) in net assets resulting from operations		$ 576,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	November 15, 2001 (commencement of operations) to January 31, 2002
Operations Net investment income	$ 17,437
Net realized gain (loss)	(44,770)
Change in net unrealized appreciation (depreciation)	603,558
Net increase (decrease) in net assets resulting from operations	576,225
Distributions to shareholders from net investment income	(13,680)
Share transactions Net proceeds from sales of shares	25,150,690
Reinvestment of distributions	13,179
Cost of shares redeemed	(1,953,391)
Net increase (decrease) in net assets resulting from share transactions	23,210,478
Total increase (decrease) in net assets	23,773,023
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $3,800)	$ 23,773,023
Other Information Shares
Sold	2,430,812
Issued in reinvestment of distributions	1,239
Redeemed	(187,248)
Net increase (decrease)	2,244,803

Financial Highlights

Year ended January 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	.59
Total from investment operations	.60
Less Distributions
From net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$ 10.59
Total Return B, C	6.00%
Ratios to Average Net Assets F
Expenses before expense reductions	2.30% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.20% A
Net investment income	.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,773
Portfolio turnover rate	68% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total return would have been lower.

Cumulative Total Returns

Period ended January 31, 2002	Life of fund
Fidelity Structured Large Cap Growth	-1.70%
Russell 1000® Growth	-1.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 1000® Growth - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Structured Large Cap Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeff Kerrigan, Portfolio Manager of Fidelity Structured Large Cap Growth Fund

Q. How did the fund perform, Jeff?

A. From its inception on November 15, 2001, through January 31, 2002, the fund declined 1.70%, outperforming the 1.94% decline for the Russell 1000 Growth Index. Going forward, we will compare the fund's returns to its benchmark and Lipper peer group average at six- and 12-month intervals.

Q. What drove the fund's performance during the period?

A. In the fourth quarter of 2001, investors became optimistic that the economy and businesses in high-growth sectors of the economy, such as information technology and telecommunication services, had bottomed. As a result, growth stocks performed well on an absolute basis and relative to their value counterparts. This sentiment was short-lived, however, and investors shifted back in favor of more stable growth stocks that would likely avoid the increasing accounting scrutiny following the high-profile bankruptcy filings of Kmart and Enron. On a relative basis, the fund slightly outperformed its benchmark because of better stock selection in the tech and telecom sectors, which offset slightly weaker stock selection in the consumer discretionary sector.

Q. Can you describe the fund's investment structure?

A. As portfolio manager, my aim is to keep the fund's style as closely related to the Russell 1000 Growth Index as possible. By maintaining similar style characteristics, including a stock's market-capitalization and price-to-earnings ratio, the fund's risk level will remain close to that of the benchmark. I utilize various computer models to monitor these characteristics on a daily basis. We maintain this structure to allow the in-depth research capability of Fidelity's analysts to filter through with the expectation of generating returns that outperform the benchmark over the long term. The fund will maintain roughly the same weighting in each industry and sector as its benchmark, but it will own more of the highest-rated stocks and less of the lower-rated stocks within the large-cap growth universe based on the analysts' recommendations. Taking things a step further, I follow up with the analysts on a regular basis to make sure their convictions remain intact.

Q. What types of large-cap growth stocks did the fund emphasize?

A. The fund was highly exposed to the technology and health care sectors, both of which tend to be among the fastest growing areas of the equity markets. Within the technology sector, we focused primarily on companies with revolutionary new products (Marvell Technology), while staying underexposed to companies with commodity-driven businesses (Qualcomm) or those facing stiff pricing competition (Sprint Corp PCS). Keeping in line with the benchmark, roughly half of the fund's holdings in the health care sector were biotechnology stocks. Although biotech stocks generated a negative return during the past few months, the fund's emphasis on more established companies (Amgen) and on companies with drugs in the late-stages of clinical trials (Gilead Sciences) helped our holdings outperform those in the index.

Q. What other holdings performed well? Which disappointed?

A. Computer chip maker Intel, the fund's top performer, benefited from growing positive sentiment for Microsoft's new operating system and for its new line of microprocessors. Discount retailer Wal-Mart Stores experienced better-than-expected sales in the fourth quarter of 2001 and its shares rose briskly. In terms of disappointments, a weak advertising environment put pressure on shares of AOL Time Warner, the fund's major detractor. Additionally, investors reacted pessimistically to concerns about Tyco International's accounting practices and management's recent decision to split up the company.

Q. What's your outlook for large-cap growth stocks, Jeff?

A. I'm cautiously optimistic. On one hand, consumer spending is down, there is still too much capacity in some technology industries, capital spending has dried up and there is little available financing from the capital markets. On the other hand, interest rates are extremely low, inventories have been reduced and low energy prices provide a solid backdrop for an economic recovery. Regardless of the economy's direction, I'm confident Fidelity's research team can find attractive opportunities within the growth sectors of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 763

Trading symbol: FSLGX

Start date: November 15, 2001

Size: as of January 31, 2002, more than $9 million

Manager: Jeff Kerrigan, since inception; manager, various structured equity portfolios for institutional accounts, 1999-present; joined Fidelity in 1999

3

Annual Report

Fidelity Structured Large Cap Growth Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
Pfizer, Inc.	6.0
Microsoft Corp.	5.8
General Electric Co.	5.0
Intel Corp.	4.7
Wal-Mart Stores, Inc.	2.7
Cisco Systems, Inc.	2.6
AOL Time Warner, Inc.	2.4
International Business Machines Corp.	2.3
iShares Russell 1000 Growth Index Fund	2.3
American International Group, Inc.	2.1
35.9
Top Five Market Sectors as of January 31, 2002
% of fund's net assets
Information Technology	30.0
Health Care	22.7
Consumer Discretionary	13.0
Industrials	9.1
Consumer Staples	7.6
Asset Allocation (% of fund's net assets)
As of January 31, 2002 *
Stocks and Investment Companies 97.2%
Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.4%

Annual Report

Fidelity Structured Large Cap Growth Fund

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.0%
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	2,700	$ 73,386
Media - 4.8%
AOL Time Warner, Inc. (a)	9,200	242,052
Clear Channel Communications, Inc. (a)	300	13,812
Fox Entertainment Group, Inc. Class A (a)	1,200	25,260
Omnicom Group, Inc.	1,800	157,266
Viacom, Inc. Class B (non-vtg.) (a)	900	35,991
		474,381
Multiline Retail - 3.9%
Costco Wholesale Corp. (a)	2,600	119,600
Kmart Corp. (a)	1,400	2,086
Wal-Mart Stores, Inc.	4,400	263,912
		385,598
Specialty Retail - 3.6%
Abercrombie & Fitch Co. Class A (a)	900	23,895
American Eagle Outfitters, Inc. (a)	1,000	25,440
Chico's FAS, Inc. (a)	1,800	53,910
Home Depot, Inc.	900	45,081
Lowe's Companies, Inc.	3,500	161,245
Too, Inc. (a)	1,800	48,996
		358,567
TOTAL CONSUMER DISCRETIONARY		1,291,932
CONSUMER STAPLES - 7.6%
Beverages - 2.5%
PepsiCo, Inc.	1,700	85,153
The Coca-Cola Co.	3,700	161,875
		247,028
Food & Drug Retailing - 0.5%
Rite Aid Corp. (a)	1,400	3,332
Safeway, Inc. (a)	1,300	52,585
		55,917
Food Products - 1.2%
Dean Foods Co. (a)	171	11,183
Kraft Foods, Inc. Class A	2,900	107,474
		118,657
Household Products - 0.3%
Kimberly-Clark Corp.	500	30,150
Personal Products - 2.3%
Avon Products, Inc.	500	24,600
Gillette Co.	6,100	203,130
		227,730
Tobacco - 0.8%
Philip Morris Companies, Inc.	1,600	80,176
TOTAL CONSUMER STAPLES		759,658

	Shares	Value (Note 1)
ENERGY - 2.3%
Energy Equipment & Services - 0.8%
Nabors Industries, Inc. (a)	2,600	$ 81,406
Oil & Gas - 1.5%
Conoco, Inc.	4,300	121,088
Suncor Energy, Inc.	700	21,426
		142,514
TOTAL ENERGY		223,920
FINANCIALS - 7.4%
Banks - 1.5%
Bank One Corp.	1,100	41,250
Commerce Bancorp, Inc., New Jersey	800	32,600
PNC Financial Services Group, Inc.	1,300	75,075
		148,925
Diversified Financials - 3.8%
American Express Co.	3,400	121,890
Fannie Mae	600	48,570
Freddie Mac	1,300	87,256
Goldman Sachs Group, Inc.	400	34,792
Merrill Lynch & Co., Inc.	1,600	81,568
		374,076
Insurance - 2.1%
American International Group, Inc.	2,800	207,620
TOTAL FINANCIALS		730,621
HEALTH CARE - 22.7%
Biotechnology - 3.6%
Amgen, Inc. (a)	3,500	194,250
Biogen, Inc. (a)	300	16,266
COR Therapeutics, Inc. (a)	300	5,637
Gilead Sciences, Inc. (a)	600	39,252
Human Genome Sciences, Inc. (a)	600	16,878
IDEC Pharmaceuticals Corp. (a)	1,300	77,298
Vertex Pharmaceuticals, Inc. (a)	400	7,896
		357,477
Health Care Equipment & Supplies - 2.1%
Applera Corp. - Applied Biosystems Group	600	13,398
Baxter International, Inc.	200	11,166
Guidant Corp. (a)	400	19,220
Medtronic, Inc.	2,900	142,883
Viasys Healthcare, Inc. (a)	789	17,950
		204,617
Health Care Providers & Services - 3.2%
Cardinal Health, Inc.	1,000	65,910
HealthSouth Corp. (a)	2,600	30,420
Manor Care, Inc. (a)	4,100	81,590
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	900	$ 34,650
Tenet Healthcare Corp. (a)	1,700	108,443
		321,013
Pharmaceuticals - 13.8%
American Home Products Corp.	2,600	168,116
Bristol-Myers Squibb Co.	4,500	204,165
Eli Lilly & Co.	200	15,020
Forest Laboratories, Inc. (a)	1,400	116,060
Johnson & Johnson	3,300	189,783
Merck & Co., Inc.	1,400	82,852
Pfizer, Inc.	14,300	595,881
		1,371,877
TOTAL HEALTH CARE		2,254,984
INDUSTRIALS - 9.1%
Aerospace & Defense - 1.7%
Honeywell International, Inc.	2,100	70,581
Lockheed Martin Corp.	1,900	100,643
		171,224
Airlines - 0.1%
Northwest Airlines Corp. (a)	400	6,152
Commercial Services & Supplies - 1.1%
Automatic Data Processing, Inc.	900	48,600
Cendant Corp. (a)	2,100	36,708
First Data Corp.	300	24,819
		110,127
Industrial Conglomerates - 6.2%
General Electric Co.	13,400	497,810
Minnesota Mining & Manufacturing Co.	200	22,160
Tyco International Ltd.	2,900	101,935
		621,905
TOTAL INDUSTRIALS		909,408
INFORMATION TECHNOLOGY - 30.0%
Communications Equipment - 5.7%
Cisco Systems, Inc. (a)	13,000	257,400
Comverse Technology, Inc. (a)	4,900	104,713
Enterasys Networks, Inc. (a)	4,400	48,488
Finisar Corp. (a)	4,700	55,319
JDS Uniphase Corp. (a)	1,500	10,500
Juniper Networks, Inc. (a)	400	6,128
Motorola, Inc.	2,900	38,599
Polycom, Inc. (a)	1,300	45,474
SpectraSite Holdings, Inc. (a)	800	1,416
		568,037

	Shares	Value (Note 1)
Computers & Peripherals - 3.9%
Apple Computer, Inc. (a)	2,600	$ 64,272
Dell Computer Corp. (a)	3,700	101,713
International Business Machines Corp.	2,100	226,569
		392,554
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	900	27,315
Thermo Electron Corp.	4,600	101,016
		128,331
IT Consulting & Services - 0.9%
SunGard Data Systems, Inc. (a)	2,900	86,971
Semiconductor Equipment & Products - 10.7%
Agere Systems, Inc. Class A	7,700	39,424
Altera Corp. (a)	1,000	25,120
Analog Devices, Inc. (a)	3,100	135,780
Integrated Device Technology, Inc. (a)	300	9,165
Intel Corp.	13,500	473,040
Intersil Corp. Class A (a)	3,300	98,076
KLA-Tencor Corp. (a)	800	45,824
LAM Research Corp. (a)	700	16,282
LSI Logic Corp. (a)	1,000	16,580
Marvell Technology Group Ltd. (a)	2,200	88,308
Micron Technology, Inc. (a)	1,200	40,500
National Semiconductor Corp. (a)	700	19,747
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,000	33,940
Teradyne, Inc. (a)	700	20,902
		1,062,688
Software - 7.5%
BEA Systems, Inc. (a)	1,800	32,634
Computer Associates International, Inc.	1,700	58,582
Microsoft Corp. (a)	9,000	573,390
Numerical Technologies, Inc. (a)	1,300	18,863
Sybase, Inc. (a)	1,600	28,976
Vastera, Inc. (a)	1,900	28,804
		741,249
TOTAL INFORMATION TECHNOLOGY		2,979,830
MATERIALS - 0.7%
Chemicals - 0.5%
Lyondell Chemical Co.	800	10,776
Millennium Chemicals, Inc.	3,200	39,008
		49,784
Paper & Forest Products - 0.2%
International Paper Co.	500	20,890
TOTAL MATERIALS		70,674
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.0%
AT&T Corp.	1,900	33,630
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
BellSouth Corp.	1,900	$ 76,000
SBC Communications, Inc.	2,400	89,880
		199,510
Wireless Telecommunication Services - 0.1%
Metro One Telecommunications, Inc. (a)	500	12,225
TOTAL TELECOMMUNICATION SERVICES		211,735
TOTAL COMMON STOCKS (Cost $9,628,354)		9,432,762
Investment Companies - 2.3%

iShares Russell 1000 Growth Index Fund (Cost $224,266)	4,500	224,820
Cash Equivalents - 3.5%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.89%, dated 1/31/02 due 2/1/02 (Cost $345,000)	$ 345,018	345,000
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $10,197,620)		10,002,582
NET OTHER ASSETS - (0.7)%		(66,639)
NET ASSETS - 100%		$ 9,935,943
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,374,915 and $521,076, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $10,204,683. Net unrealized depreciation aggregated $202,101, of which $322,216 related to appreciated investment securities and $524,317 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $345,000) (cost $10,197,620) - See accompanying schedule		$ 10,002,582
Cash		195
Foreign currency held at value (cost $27)		27
Receivable for fund shares sold		62,908
Dividends receivable		3,523
Prepaid expenses		24,048
Receivable from investment adviser for expense reductions		12,039
Total assets		10,105,322
Liabilities
Payable for investments purchased	$ 109,823
Payable for fund shares redeemed	2,851
Other payables and accrued expenses	56,705
Total liabilities		169,379
Net Assets		$ 9,935,943
Net Assets consist of:
Paid in capital		$ 10,135,563
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,582)
Net unrealized appreciation (depreciation) on investments		(195,038)
Net Assets, for 1,011,002 shares outstanding		$ 9,935,943
Net Asset Value, offering price and redemption price per share ($9,935,943 ÷ 1,011,002 shares)		$9.83

Statement of Operations

	November 15, 2001 (commencement of operations) to January 31, 2002
Investment Income Dividends		$ 10,338
Interest		2,503
Total income		12,841
Expenses
Management fee	$ 9,489
Transfer agent fees	2,740
Accounting fees and expenses	12,621
Non-interested trustees' compensation	3
Custodian fees and expenses	2,655
Registration fees	6,382
Audit	20,552
Legal	1
Total expenses before reductions	54,443
Expense reductions	(34,737)	19,706
Net investment income (loss)		(6,865)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,219)
Foreign currency transactions	2	(1,217)
Change in net unrealized appreciation (depreciation) on investment securities		(195,038)
Net gain (loss)		(196,255)
Net increase (decrease) in net assets resulting from operations		$ (203,120)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	November 15, 2001 (commencement of operations) to January 31, 2002
Operations Net investment income (loss)	$ (6,865)
Net realized gain (loss)	(1,217)
Change in net unrealized appreciation (depreciation)	(195,038)
Net increase (decrease) in net assets resulting from operations	(203,120)
Share transactions Net proceeds from sales of shares	10,419,904
Cost of shares redeemed	(280,841)
Net increase (decrease) in net assets resulting from share transactions	10,139,063
Total increase (decrease) in net assets	9,935,943
Net Assets
Beginning of period	-
End of period	$ 9,935,943
Other Information Shares
Sold	1,038,846
Redeemed	(27,844)
Net increase (decrease)	1,011,002

Financial Highlights

Year ended January 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	(.01)
Net realized and unrealized gain (loss)	(.16)
Total from investment operations	(.17)
Net asset value, end of period	$ 9.83
Total Return B, C	(1.70)%
Ratios to Average Net Assets F
Expenses before expense reductions	3.32% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.20% A
Net investment income	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,936
Portfolio turnover rate	32% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total return would have been lower.

Cumulative Total Returns

Period ended January 31, 2002	Life of fund
Fidelity Structured Mid Cap Growth	2.00%
Russell Midcap® Growth	2.19%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap® Growth - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. This benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeff Kerrigan, Portfolio Manager of Fidelity Structured Mid Cap Growth Fund

Q. How did the fund perform, Jeff?

A. From its inception on November 15, 2001, through January 31, 2002, the fund returned 2.00%, slightly underperforming the 2.19% return for the Russell Midcap Growth Index. Going forward, we will compare the fund's returns to its benchmark and Lipper peer group average at six- and 12-month intervals.

Q. What factors drove the fund's performance during the period?

A. In the fourth quarter of 2001, investors became optimistic that the economy and businesses in the growth sectors of the economy, such as information technology and telecommunication services, had bottomed. As market breadth improved, higher demand for mid-cap growth stocks from optimistic investors caused this group to perform well. The period also was extremely volatile. Growth stocks outperformed value stocks in November, as investors swooped in to purchase companies that were oversold in the wake of the terrorist attacks on September 11. This sentiment was short-lived as investors shifted back in favor of more stable growth stocks that would likely avoid the increasing accounting scrutiny following the high-profile bankruptcy filings of Kmart and Enron. On a relative basis, our holdings in the information technology sector handily outperformed those in the index. Those gains were offset by weaker stock selection in the health care and consumer staples sectors.

Q. Can you describe the fund's investment structure?

A. As portfolio manager, my aim is to keep the fund's style as closely related to the Russell Midcap Growth Index as possible. By maintaining similar style characteristics, including a stock's market-capitalization and price-to-earnings ratio, the fund's risk level will remain close to that of the benchmark. I utilize various computer models to monitor these characteristics on a daily basis. We maintain this structure to allow the in-depth research capability of Fidelity's analysts to filter through, with the expectation of generating returns over the long term that outperform the benchmark. The fund will typically maintain roughly the same weighting in each industry and sector as its benchmark, but it will own more of the highest-rated individual stocks and less of the lower-rated stocks within the mid-cap growth universe based on each analysts' recommendations. Taking things a step further, I follow up with the analysts on a regular basis to make sure their convictions remain intact.

Q. What types of mid-cap growth stocks did the fund emphasize?

A. The fund was highly exposed to the technology and health care sectors, both of which tend to be among the fastest growing areas of the equity markets. Within the technology sector, our analysts focused primarily on companies with revolutionary new products, (KLA-Tencor), while staying underexposed to companies with commodity-driven businesses (Sanmina-SCI) or those facing stiff pricing competition (Western Wireless). Keeping in line with the benchmark, roughly half of the fund's holdings in the health care sector were promising biotechnology and drug discovery stocks.

Q. What specific holdings performed well? Which disappointed?

A. Top-performer KLA-Tencor, a supplier of semiconductor products, slightly beat Wall Street's earnings expectations and executives reported signs of business stabilization. Defying the post-September 11 business downturn, casino operator Harrah's Entertainment also reported higher fourth-quarter earnings, benefiting from its geographic diversification and strong profits from its river-boat gaming outlets. Many of our disappointments came from the biotechnology sector. Investors by and large weren't willing to reward the high-growth potential of companies such as Millennium Pharmaceuticals, ImClone Systems or Protein Design Labs. In addition, ImClone suffered a temporary setback on its promising colorectal cancer drug when the Food and Drug Administration failed to accept the drug's initial application for approval. Elsewhere, retail drugstore chain Rite Aid fell sharply after concerns were raised that flagging same-store sales could disrupt the company's ability to service its long-term debt obligations.

Q. What's your outlook for mid-cap growth stocks, Jeff?

A. I'm cautiously optimistic. On one hand, consumer spending is down, there is still too much capacity in some technology industries, capital spending has dried up and there is little available financing from the capital markets. On the other hand, interest rates are extremely low, inventories have been reduced and low energy prices provide a solid backdrop for an economic recovery. Regardless of the economy's direction, I'm confident Fidelity's research team can find attractive opportunities within the growth sectors of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 793

Trading symbol: FSMGX

Start date: November 15, 2001

Size: as of January 31, 2002, more than $18 million

Manager: Jeff Kerrigan, since inception; manager, various structured equity portfolios for institutional accounts, 1999-present; joined Fidelity in 1999

3

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investment Summary

Top Ten Stocks as of January 31, 2002
% of fund's net assets
KLA-Tencor Corp.	3.0
Guidant Corp.	2.9
Adobe Systems, Inc.	2.8
Bed Bath & Beyond, Inc.	2.5
Comverse Technology, Inc.	2.1
SunGard Data Systems, Inc.	2.1
IDEC Pharmaceuticals Corp.	2.0
SEI Investments Co.	2.0
Estee Lauder Companies, Inc. Class A	1.8
Omnicom Group, Inc.	1.8
23.0
Top Five Market Sectors as of January 31, 2002
% of fund's net assets
Information Technology	35.4
Health Care	23.0
Industrials	14.1
Consumer Discretionary	11.7
Financials	5.6
Asset Allocation (% of fund's net assets)
As of January 31, 2002 *
Stocks and Investment Companies 99.1%
Short-Term Investments and Net Other Assets 0.9%
* Foreign investments 3.6%

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.2%
Keystone Automotive Industries, Inc. (a)	1,500	$ 29,070
Hotels, Restaurants & Leisure - 1.3%
Harrah's Entertainment, Inc. (a)	5,600	213,752
International Game Technology (a)	400	26,320
		240,072
Household Durables - 0.9%
Beazer Homes USA, Inc. (a)	500	40,050
Black & Decker Corp.	200	8,232
Centex Corp.	700	41,636
Maytag Corp.	500	15,940
Pulte Homes, Inc.	1,100	51,865
		157,723
Media - 2.6%
AOL Time Warner, Inc. (a)	1,500	39,465
Fox Entertainment Group, Inc. Class A (a)	4,200	88,410
Hispanic Broadcasting Corp. (a)	400	9,416
Macrovision Corp. (a)	400	12,160
Omnicom Group, Inc.	3,800	332,006
		481,457
Multiline Retail - 0.4%
Big Lots, Inc.	2,500	26,800
Costco Wholesale Corp. (a)	700	32,200
Family Dollar Stores, Inc.	600	20,238
		79,238
Specialty Retail - 5.7%
Abercrombie & Fitch Co. Class A (a)	400	10,620
American Eagle Outfitters, Inc. (a)	4,700	119,568
AutoZone, Inc. (a)	800	54,120
Bed Bath & Beyond, Inc. (a)	13,200	456,456
Best Buy Co., Inc. (a)	2,400	177,600
Chico's FAS, Inc. (a)	2,400	71,880
Foot Locker, Inc. (a)	700	10,850
Group 1 Automotive, Inc. (a)	1,000	28,750
Lowe's Companies, Inc.	300	13,821
Talbots, Inc.	800	28,720
Too, Inc. (a)	1,100	29,942
Williams-Sonoma, Inc. (a)	1,100	50,600
		1,052,927
Textiles & Apparel - 0.6%
Coach, Inc. (a)	2,600	119,990
TOTAL CONSUMER DISCRETIONARY		2,160,477
CONSUMER STAPLES - 2.7%
Food & Drug Retailing - 0.7%
Rite Aid Corp. (a)	31,200	74,256
Whole Foods Market, Inc. (a)	1,400	59,920
		134,176

	Shares	Value (Note 1)
Food Products - 0.2%
Dean Foods Co. (a)	214	$ 13,996
Hershey Foods Corp.	300	21,111
		35,107
Personal Products - 1.8%
Estee Lauder Companies, Inc. Class A	10,400	335,920
TOTAL CONSUMER STAPLES		505,203
ENERGY - 4.1%
Energy Equipment & Services - 3.6%
BJ Services Co. (a)	7,600	235,600
ENSCO International, Inc.	3,600	85,680
GlobalSantaFe Corp.	466	13,234
Nabors Industries, Inc. (a)	5,400	169,074
National-Oilwell, Inc. (a)	900	17,145
Noble Drilling Corp. (a)	400	12,788
Patterson-UTI Energy, Inc. (a)	2,100	45,528
Weatherford International, Inc. (a)	2,400	92,376
		671,425
Oil & Gas - 0.5%
Suncor Energy, Inc.	2,700	82,643
TOTAL ENERGY		754,068
FINANCIALS - 5.6%
Banks - 2.5%
Commerce Bancorp, Inc., New Jersey	400	16,300
Hudson City Bancorp, Inc.	3,900	118,950
Investors Financial Services Corp.	2,800	194,880
Mercantile Bankshares Corp.	2,800	122,164
PNC Financial Services Group, Inc.	200	11,550
		463,844
Diversified Financials - 3.1%
Federated Investors, Inc. Class B (non-vtg.)	400	12,796
SEI Investments Co.	9,200	371,496
USA Education, Inc.	2,100	189,000
Waddell & Reed Financial, Inc. Class A	300	9,804
		583,096
TOTAL FINANCIALS		1,046,940
HEALTH CARE - 23.0%
Biotechnology - 9.3%
Abgenix, Inc. (a)	1,000	23,830
Alkermes, Inc. (a)	1,300	34,853
Celgene Corp. (a)	2,200	60,324
Cephalon, Inc. (a)	4,000	262,320
COR Therapeutics, Inc. (a)	1,700	31,943
Enzon, Inc. (a)	2,800	147,504
Gilead Sciences, Inc. (a)	2,400	157,008
Human Genome Sciences, Inc. (a)	3,100	87,203
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Biotechnology - continued
IDEC Pharmaceuticals Corp. (a)	6,300	$ 374,598
Invitrogen Corp. (a)	800	42,856
Medimmune, Inc. (a)	5,600	237,272
Millennium Pharmaceuticals, Inc. (a)	5,200	98,852
Protein Design Labs, Inc. (a)	5,100	113,526
Vertex Pharmaceuticals, Inc. (a)	2,600	51,324
		1,723,413
Health Care Equipment & Supplies - 6.7%
Applera Corp. - Applied Biosystems Group	9,300	207,669
Biomet, Inc.	6,600	213,114
Cytyc Corp. (a)	1,400	31,794
Guidant Corp. (a)	11,200	538,160
St. Jude Medical, Inc. (a)	3,200	253,760
		1,244,497
Health Care Providers & Services - 5.1%
AdvancePCS Class A (a)	2,700	83,349
Andrx Group (a)	500	29,370
Anthem, Inc.	400	21,280
Caremark Rx, Inc. (a)	5,000	82,500
First Health Group Corp. (a)	6,200	157,480
HealthSouth Corp. (a)	3,400	39,780
Manor Care, Inc. (a)	12,500	248,750
McKesson Corp.	5,000	192,500
Pharmaceutical Product Development, Inc. (a)	1,100	35,695
Priority Healthcare Corp. Class B (a)	1,700	49,963
		940,667
Pharmaceuticals - 1.9%
ImClone Systems, Inc. (a)	500	9,580
King Pharmaceuticals, Inc. (a)	4,600	167,440
Mylan Laboratories, Inc.	4,900	165,081
		342,101
TOTAL HEALTH CARE		4,250,678
INDUSTRIALS - 14.1%
Aerospace & Defense - 1.7%
Northrop Grumman Corp.	2,800	312,508
Air Freight & Couriers - 0.4%
Expeditors International of Washington, Inc.	1,200	72,684
Airlines - 1.9%
Northwest Airlines Corp. (a)	3,400	52,292
Ryanair Holdings PLC sponsored ADR (a)	8,000	258,000
SkyWest, Inc.	1,200	32,880
		343,172
Building Products - 0.6%
American Standard Companies, Inc. (a)	1,600	103,520

	Shares	Value (Note 1)
Commercial Services & Supplies - 6.2%
Allied Waste Industries, Inc. (a)	7,000	$ 76,860
Avery Dennison Corp.	500	29,750
Cendant Corp. (a)	1,100	19,228
Certegy, Inc. (a)	900	31,221
ChoicePoint, Inc. (a)	3,200	168,320
Cintas Corp.	3,800	190,076
Convergys Corp. (a)	5,900	186,971
Cross Country, Inc.	1,300	32,578
Exult, Inc. (a)	800	7,744
IMS Health, Inc.	4,600	91,770
Viad Corp.	12,900	317,856
		1,152,374
Construction & Engineering - 0.0%
SBA Communications Corp. Class A (a)	1,300	9,035
Machinery - 3.3%
Danaher Corp.	3,100	197,594
Eaton Corp.	1,300	95,654
Kennametal, Inc.	700	26,621
SPX Corp. (a)	2,600	296,816
		616,685
TOTAL INDUSTRIALS		2,609,978
INFORMATION TECHNOLOGY - 35.4%
Communications Equipment - 5.8%
Avocent Corp. (a)	5,500	137,555
Brocade Communications System, Inc. (a)	2,400	87,360
Comverse Technology, Inc. (a)	17,900	382,523
Crown Castle International Corp. (a)	4,900	35,623
Enterasys Networks, Inc. (a)	14,800	163,096
Finisar Corp. (a)	8,600	101,222
Motorola, Inc.	4,000	53,240
Polycom, Inc. (a)	2,600	90,948
Redback Networks, Inc. (a)	4,000	19,280
SpectraSite Holdings, Inc. (a)	3,200	5,664
		1,076,511
Computers & Peripherals - 1.0%
Apple Computer, Inc. (a)	6,800	168,096
NCR Corp. (a)	500	21,270
		189,366
Electronic Equipment & Instruments - 3.3%
Amphenol Corp. Class A (a)	1,600	73,600
Diebold, Inc.	800	31,320
Millipore Corp.	5,600	300,720
PerkinElmer, Inc.	2,700	79,650
Sanmina-SCI Corp. (a)	500	7,340
Thermo Electron Corp.	700	15,372
Waters Corp. (a)	3,100	107,260
		615,262
Internet Software & Services - 1.8%
DoubleClick, Inc. (a)	600	6,774
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
InterCept Group, Inc. (a)	800	$ 34,568
VeriSign, Inc. (a)	1,900	58,634
Yahoo!, Inc. (a)	13,500	232,740
		332,716
IT Consulting & Services - 2.1%
SunGard Data Systems, Inc. (a)	12,600	377,874
Semiconductor Equipment & Products - 14.9%
Advanced Micro Devices, Inc. (a)	11,200	179,760
Agere Systems, Inc. Class A	51,900	265,728
Altera Corp. (a)	12,100	303,952
Analog Devices, Inc. (a)	2,300	100,740
Applied Micro Circuits Corp. (a)	4,800	48,816
Atmel Corp. (a)	2,000	15,400
Fairchild Semiconductor International, Inc. Class A (a)	300	7,917
Integrated Device Technology, Inc. (a)	9,500	290,225
International Rectifier Corp. (a)	600	24,984
KLA-Tencor Corp. (a)	9,800	561,344
LAM Research Corp. (a)	2,200	51,172
Lattice Semiconductor Corp. (a)	2,200	49,148
LSI Logic Corp. (a)	13,700	227,146
Marvell Technology Group Ltd. (a)	7,300	293,022
National Semiconductor Corp. (a)	1,200	33,852
PMC-Sierra, Inc. (a)	3,800	90,706
QLogic Corp. (a)	900	44,037
Semtech Corp. (a)	2,600	89,986
Silicon Laboratories, Inc. (a)	1,800	55,440
Teradyne, Inc. (a)	900	26,874
		2,760,249
Software - 6.5%
Activision, Inc. (a)	100	2,628
Adobe Systems, Inc.	15,100	508,870
BEA Systems, Inc. (a)	7,700	139,601
Cadence Design Systems, Inc. (a)	3,300	78,210
Computer Associates International, Inc.	200	6,892
Compuware Corp. (a)	9,900	134,640
Informatica Corp. (a)	2,100	26,565
Network Associates, Inc. (a)	1,500	44,985
Numerical Technologies, Inc. (a)	1,300	18,863
Peregrine Systems, Inc. (a)	4,400	35,156
Red Hat, Inc. (a)	6,800	55,216
Sybase, Inc. (a)	4,500	81,495
Synopsys, Inc. (a)	700	36,316
Vastera, Inc. (a)	1,400	21,224
		1,190,661
TOTAL INFORMATION TECHNOLOGY		6,542,639

	Shares	Value (Note 1)
MATERIALS - 0.6%
Chemicals - 0.5%
Cytec Industries, Inc. (a)	400	$ 9,516
Lyondell Chemical Co.	2,900	39,063
Millennium Chemicals, Inc.	2,700	32,913
PolyOne Corp.	1,100	11,055
		92,547
Metals & Mining - 0.1%
Century Aluminum Co.	100	1,288
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,500	23,325
		24,613
TOTAL MATERIALS		117,160
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Metro One Telecommunications, Inc. (a)	3,000	73,350
Triton PCS Holdings, Inc. Class A (a)	300	4,206
		77,556
TOTAL COMMON STOCKS (Cost $18,324,786)		18,064,699
Investment Companies - 1.5%

iShares Russell Midcap Growth Index Fund (Cost $271,213)	3,900	269,763
Cash Equivalents - 2.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.89%, dated 1/31/02 due 2/1/02 (Cost $537,000)	$ 537,028	537,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $19,132,999)		18,871,462
NET OTHER ASSETS - (2.0)%		(370,406)
NET ASSETS - 100%		$ 18,501,056
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $21,134,743 and $2,520,333, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26 for the period.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $19,172,989. Net unrealized depreciation aggregated $301,527, of which $878,292 related to appreciated investment securities and $1,179,819 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002
Assets
Investment in securities, at value (including repurchase agreements of $537,000) (cost $19,132,999) - See accompanying schedule		$ 18,871,462
Cash		963
Receivable for fund shares sold		104,031
Dividends receivable		864
Prepaid expenses		24,107
Receivable from investment adviser for expense reductions		7,848
Total assets		19,009,275
Liabilities
Payable for investments purchased	$ 244,132
Payable for fund shares redeemed	203,837
Other payables and accrued expenses	60,250
Total liabilities		508,219
Net Assets		$ 18,501,056
Net Assets consist of:
Paid in capital		$ 18,792,883
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,290)
Net unrealized appreciation (depreciation) on investments		(261,537)
Net Assets, for 1,813,571 shares outstanding		$ 18,501,056
Net Asset Value, offering price and redemption price per share ($18,501,056 ÷ 1,813,571 shares)		$10.20

Statement of Operations

	November 15, 2001 (commencement of operations) to January 31, 2002
Investment Income Dividends		$ 5,228
Interest		4,023
Total income		9,251
Expenses
Management fee	$ 15,771
Transfer agent fees	5,146
Accounting fees and expenses	12,624
Non-interested trustees' compensation	5
Custodian fees and expenses	5,132
Registration fees	6,399
Audit	20,554
Legal	2
Total expenses before reductions	65,633
Expense reductions	(32,855)	32,778
Net investment income (loss)		(23,527)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(18,411)
Foreign currency transactions	(205)	(18,616)
Change in net unrealized appreciation (depreciation) on investment securities		(261,537)
Net gain (loss)		(280,153)
Net increase (decrease) in net assets resulting from operations		$ (303,680)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	November 15, 2001 (commencement of operations) to January 31, 2002
Operations Net investment income (loss)	$ (23,527)
Net realized gain (loss)	(18,616)
Change in net unrealized appreciation (depreciation)	(261,537)
Net increase (decrease) in net assets resulting from operations	(303,680)
Share transactions Net proceeds from sales of shares	21,644,996
Cost of shares redeemed	(2,840,260)
Net increase (decrease) in net assets resulting from share transactions	18,804,736
Total increase (decrease) in net assets	18,501,056
Net Assets
Beginning of period	-
End of period	$ 18,501,056
Other Information Shares
Sold	2,088,839
Redeemed	(275,268)
Net increase (decrease)	1,813,571

Financial Highlights

Year ended January 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment loss D	(.02) G
Net realized and unrealized gain (loss)	.22
Total from investment operations	.20
Net asset value, end of period	$ 10.20
Total Return B, C	2.00%
Ratios to Average Net Assets F
Expenses before expense reductions	2.40% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.20% A
Net investment loss	(.86)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,501
Portfolio turnover rate	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2002

1. Significant Accounting Policies.

Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, each fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of each applicable fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by each applicable fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of January 31, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains
Structured Large Cap Value	$ 712	$ -
Structured Mid Cap Value	$ 3,488	$ -
Structured Large Cap Growth	$ -	$ -
Structured Mid Cap Growth	$ -	$ -

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Structured Large Cap Value	$ 8,800	$ -	$ 8,800
Structured Mid Cap Value	$ 13,680	$ -	$ 13,680

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annualized management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Structured Large Cap Value	.30%	.28%	.58%
Structured Mid Cap Value	.30%	.28%	.58%
Structured Large Cap Growth	.30%	.28%	.58%
Structured Mid Cap Growth	.30%	.28%	.58%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Structured Large Cap Value	.17%
Structured Mid Cap Value	.18%
Structured Large Cap Growth	.17%
Structured Mid Cap Growth	.19%

Accounting Fees. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Structured Large Cap Value	1.20%	$ 34,579
Structured Mid Cap Value	1.20%	$ 32,763
Structured Large Cap Growth	1.20%	$ 34,737
Structured Mid Cap Growth	1.20%	$ 32,855

6. Other Information.

At the end of the period, FMR or its affiliates each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest
Fund	Affiliated % of Shares Held
Structured Large Cap Value	44%
Structured Mid Cap Value	22%
Structured Large Cap Growth	49%
Structured Mid Cap Growth	28%

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of: Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund, Fidelity Structured Mid Cap Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund, and Fidelity Structured Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2002

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1985

President of Structured Large Cap Value (2001), Structured Mid Cap Value (2001), Structured Large Cap Growth (2001), and Structured Mid Cap Growth (2001). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Structured Large Cap Value (2001), Structured Mid Cap Value (2001), Structured Large Cap Growth (2001), and Structured Mid Cap Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 2001

Secretary of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2001

Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2001

Deputy Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Structured Large Cap Value	100%
Fidelity Structured Mid Cap Value	100%

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP61

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Raod
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

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Annual Report

Annual Report

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Fidelity®

Real Estate Investment

Portfolio

Annual Report

January 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After three consecutive months of steady buying, equity investors took a breather in the first month of the New Year to assess the degree of any real economic turnaround. As a result, most major stock market benchmarks declined - albeit slightly - for the first time since September 2001. Investor uncertainty gave a boost to the fixed-income markets in January, as nearly all categories of investment-grade bonds rebounded from their fourth-quarter lull.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Real Estate	9.20%	38.70%	174.49%
S&P 500 ®	-16.15%	54.18%	238.99%
Wilshire Real Estate Securities	9.58%	36.69%	159.16%
Real Estate Funds Average	8.53%	32.85%	158.55%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks - and the performance of the Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts (REITs) and real estate operating companies (REOCs). To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 152 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Real Estate	9.20%	6.76%	10.62%
S&P 500	-16.15%	9.04%	12.98%
Wilshire Real Estate Securities	9.58%	6.45%	9.99%
Real Estate Funds Average	8.53%	5.78%	9.70%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Real Estate Investment Portfolio on January 31, 1992. As the chart shows, by January 31, 2002, the value of the investment would have grown to $27,449 - a 174.49% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index and Wilshire Real Estate Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500® Index would have grown to $33,899 - a 238.99% increase. If $10,000 was invested in the Wilshire Real Estate Securities Index, it would have grown to $25,916 - a 159.16% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For many stock investors, the year ending January 31, 2002, was a period of retrenchment and reflection, necessitated by plummeting share prices and the decline of personal wealth. A variety of negative factors pressured stocks. The economy slipped into a recession, precipitating a decline in corporate profits. Weaker earnings forced many companies to economize their operations, resulting in large-scale layoffs. Realizing lower revenues, many businesses also cut back on corporate spending, which exacerbated the existing economic slowdown. Perhaps most significantly though, stock valuations-typically measured by the price of a stock divided by its earnings per share-fell considerably, but generally remained higher than historical trend levels. Broad-based earnings weakness in widely followed stocks caused market breadth to improve, as investors searched for more-attractively valued smaller companies generating stronger earnings growth. Higher demand provided a performance boost to smaller-cap value stocks that had been overlooked in recent years, as well as for high-yielding real estate stocks-two of the equity markets' few bright spots. The Russell 2000® Value Index, a benchmark of small-cap value stocks, gained 12.44% during the past year, and the Wilshire Real Estate Index rose 9.58%. Elsewhere, stock index performance was dismal. The blue chips' Dow Jones Industrial Average SM declined 7.21%, while the large-cap Standard & Poor's 500SM Index and the tech-heavy NASDAQ Composite® Index fell 16.15% and 30.04%, respectively.

(Portfolio Manager photograph)
An interview with Steve Buller, Portfolio Manager of Fidelity Real Estate Investment Portfolio

Q. How did the fund perform, Steve?

A. For the one-year period that ended January 31, 2002, the fund returned 9.20%, slightly trailing the 9.58% return of the Wilshire Real Estate Securities Index. During the same period, the real estate funds average tracked by Lipper Inc. returned 8.53%, while the Standard & Poor's 500 Index declined 16.15%.

Q. What was the story behind the fund's perfomance?

A. The fund's greater exposure to higher-quality, but lower-yielding real estate stocks didn't perform as well as the index's lower-quality, higher-yielding securities. Within the real estate sector, many investors showed little discretion for corporate quality, choosing instead to chase the potentially higher dividend yields typically generated by the sector's riskiest issues. However, despite this trend toward lower-quality names, I felt it was important to keep the fund's emphasis on the most fundamentally sound stocks, given the economic uncertainty that lingered. Weaker stock selection within the office and apartment subsectors also held back our relative return. The fund outperformed its peer average because many of its competitors maintained a lower exposure to stronger-performing, higher-yielding stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why have real estate stocks held up well relative to other areas of the market?

A. Real estate investment trusts (REITs) met investors' desire for a strong dividend yield in a difficult equity market environment. Additionally, the fundamentals of REITs generally held up better than other sectors, which made real estate securities look more attractively valued. While real estate securities can suffer during a prolonged economic downturn, they generally have performed in line or close to earnings expectations in recent quarters. At the same time, many other industries have seen a significant decline in profits. Finally, diversification-minded investors began to further appreciate the benefits of owning equity assets, such as real estate securities, that typically aren't correlated with the performance of the broader market.

Q. Did you make any changes to your investment strategy?

A. Because of its economic sensitivity, I further underweighted the lodging industry early in the period. This decision was my most aggressive strategy and, fortunately, it proved to be a good one. Lodging stocks were the worst performing group in the sector during the entire year, and our underweighting of these issues made the most positive contribution to the fund's relative performance. On a smaller scale, I increased the fund's exposure to selected shopping mall REITs, such as Simon Property Group and General Growth Properties, where I discovered healthy demand for leasing space in certain geographical markets. Both of these stocks were among the fund's top performers.

Q. What other holdings stood out as top performers? Which disappointed?

A. Vornado Realty Trust, a shopping center REIT, performed well after investors recognized the stock had been undervalued given its recent earnings growth rate. Turning to detractors, investors reacted negatively to Crescent Real Estate Equities, an office building REIT, after the company cut its dividend due to lower earnings and disappointing results from its cold storage facilities. Despite improving fundamentals, Boardwalk Equities, an undervalued Canadian apartment company, wasn't fully appreciated by the broader investment community during the period.

Q. What is your outlook?

A. Nothing is certain, but my belief is that real estate securities have the ability to perform in line with their long-term average. In slowing economic environments, the average dividend yield - typically around 7% - generated by these securities makes them look attractive relative to more economically sensitive stocks. Looking at the sector's fundamentals, earnings growth slowed somewhat due to the softening economy, but it didn't decline as much as that of other sectors. Should domestic economic growth improve significantly in 2002, however, real estate stocks could perform well, but may lag the returns of other sectors that historically have outperformed during these robust periods.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: above-average income and long-term capital growth by investing mainly in the equity securities of companies in the real estate industry

Fund number: 303

Trading symbol: FRESX

Start date: November 17, 1986

Size: as of January 31, 2002, more than $1.2 billion

Manager: Steve Buller, since 1998; associate portfolio manager, Fidelity Real Estate Investment Portfolio, 1997-1998; manager, Fidelity Select Environmental Services Portfolio, 1997-1998; analyst, high income group, 1992-1995; joined Fidelity in 1992

3

Steve Buller discusses the impact of the September 11 terrorist attacks on real estate stocks:

"The most immediate negative impact was on the lodging industry, both in terms of earnings and stock performance. During the first few weeks after September 11, hotel occupancy rates declined 20%-25% from historical averages due to heightened fears of airline travel. Thereafter, occupancy rates gradually improved. By the end of the period, however, these rates still remained down by 10% to 12% year over year. Bargain-hungry investors swooped in to purchase these issues after it became apparent that no further attacks were pending, but lodging stocks by and large recovered only to levels seen just prior to September 11.

"For the city of New York, the attacks destroyed 13.1 million square feet of downtown office space, and temporarily took roughly another 10 million square feet of space out of service. For several companies, an immediate disruption to business operations was followed by a need for additional space, and led to an exodus to locations outside the city, such as New Jersey, Long Island and Connecticut. Some companies benefiting from the uptick in demand for N.Y. City-area office space included Mack-Cali Realty and Reckson Associates Realty. Despite this one-time phenomena of new regional demand, I moved the fund to an underweighting in office REITs near the period's end because I felt the prevailing economic weakness presented a potential problem that could override any earnings surprise a boost in demand may bring to selected office stocks."

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Office Properties Trust	9.2	9.7
Apartment Investment & Management Co. Class A	6.4	6.4
Vornado Realty Trust	5.5	3.3
Simon Property Group, Inc.	5.3	4.2
ProLogis Trust	5.2	3.8
CenterPoint Properties Trust (SBI)	4.7	4.6
Duke Realty Corp.	4.1	4.2
General Growth Properties, Inc.	3.8	2.6
Boston Properties, Inc.	3.7	3.4
Liberty Property Trust (SBI)	3.5	3.3
	51.4
Top Five REIT Sectors as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	23.7	20.3
REITs - Office Buildings	16.9	22.6
REITs - Malls	14.4	9.4
REITs - Apartments	14.2	20.6
REITs - Shopping Centers	9.4	8.4
Asset Allocation (% of fund's net assets)
As of January 31, 2002 *		As of July 31, 2001 **
	Stocks 88.8%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 11.2%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	2.3%	** Foreign investments	2.7%

Annual Report

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value (Note 1) (000s)
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Diversified Commercial Services - 0.4%
Cendant Corp. (a)	250,000	$ 4,370
DIVERSIFIED FINANCIALS - 3.2%
Diversified Financial Services - 3.2%
Fannie Mae	500,000	40,475
HOTELS, RESTAURANTS & LEISURE - 0.1%
Hotels - 0.1%
Starwood Hotels & Resorts Worldwide, Inc. unit	45,000	1,541
REAL ESTATE - 85.1%
Real Estate Management & Development - 4.7%
Boardwalk Equities, Inc. (c)	3,231,500	23,608
Boardwalk Equities, Inc. (d)	254,100	1,856
Catellus Development Corp. (a)	1,660,100	30,961
CR Leasing & Development, Inc.:
Class A (e)	46	0
Class B (non-vtg.) (e)	216	1
TrizecHahn Corp. (sub. vtg.)	201,700	3,319
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		59,745
REITs - Apartments - 14.2%
Apartment Investment & Management Co. Class A	1,860,300	81,109
Archstone-Smith Trust	548,100	13,637
AvalonBay Communities, Inc.	831,668	37,383
BRE Properties, Inc. Class A	184,900	5,386
Equity Residential Properties Trust (SBI)	1,304,724	34,941
Gables Residential Trust (SBI)	188,000	5,377
Town & Country Trust	73,400	1,566
TOTAL REITS - APARTMENTS		179,399
REITs - Hotels - 0.2%
Hospitality Properties Trust (SBI)	83,000	2,482
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Industrial Buildings - 23.7%
AMB Property Corp. (SBI)	991,900	$ 25,403
CenterPoint Properties Trust (SBI) (c)	1,211,000	59,969
Duke Realty Corp.	2,229,334	51,832
First Industrial Realty Trust, Inc.	292,800	8,966
Liberty Property Trust (SBI)	1,505,600	44,189
ProLogis Trust	3,056,087	66,042
Public Storage, Inc.	1,203,200	44,049
TOTAL REITS - INDUSTRIAL BUILDINGS		300,450
REITs - Malls - 14.4%
CBL & Associates Properties, Inc.	734,234	24,780
General Growth Properties, Inc.	1,193,000	48,317
Mills Corp.	425,000	11,607
Simon Property Group, Inc.	2,222,700	67,326
Taubman Centers, Inc.	500,000	7,715
The Rouse Co.	805,200	23,029
TOTAL REITS - MALLS		182,774
REITs - Management/Investment - 0.1%
Lexington Corporate Properties Trust	60,000	879
REITs - Mobile Home Parks - 1.5%
Manufactured Home Communities, Inc.	264,100	8,530
Sun Communities, Inc.	275,400	10,575
TOTAL REITS - MOBILE HOME PARKS		19,105
REITs - Office Buildings - 16.9%
Arden Realty, Inc.	223,800	6,005
Boston Properties, Inc.	1,275,700	46,742
Brandywine Realty Trust (SBI)	53,700	1,132
Crescent Real Estate Equities Co.	920,000	15,888
Crocker Realty, Inc.:
Class A (e)	1,497	9
Class B (non-vtg.) (e)	1,521,600	8,720
Equity Office Properties Trust	4,045,990	116,481
Mack-Cali Realty Corp.	225,000	7,090
PS Business Parks, Inc.	130,000	3,991
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Office Buildings - continued
Reckson Associates Realty Corp.	183,000	$ 4,224
SL Green Realty Corp.	90,000	2,849
TOTAL REITS - OFFICE BUILDINGS		213,131
REITs - Shopping Centers - 9.4%
Developers Diversified Realty Corp.	969,100	18,510
JDN Realty Corp.	998,300	12,459
Pan Pacific Retail Properties, Inc.	415,200	11,908
Regency Centers Corp.	203,000	5,826
Vornado Realty Trust	1,648,000	70,304
TOTAL REITS - SHOPPING CENTERS		119,007
TOTAL REAL ESTATE		1,076,972
TOTAL COMMON STOCKS (Cost $963,747)		1,123,358
Money Market Funds - 11.1%

Fidelity Cash Central Fund, 1.88% (b) (Cost $141,243)	141,242,895	141,243
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $1,104,990)		1,264,601
NET OTHER ASSETS - 0.1%		947
NET ASSETS - 100%		$ 1,265,548
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,856,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
CR Leasing & Development, Inc. Class A	11/19/97	$ 0
CR Leasing & Development, Inc. Class B (non-vtg.)	11/19/97	$ 2
Crocker Realty, Inc. Class A	11/19/97	$ 15
Crocker Realty, Inc. Class B (non-vtg.)	11/19/97 - 12/28/98	$ 15,215
Other Information
Purchase and sales of securities, other than short-term securities, aggregated $887,640,000 and $730,063,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $79,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,730,000 or 0.7% of net assets.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,105,993,000. Net unrealized appreciation aggregated $158,608,000, of which $175,910,000 related to appreciated investment securities and $17,302,000 related to depreciated investment securities.

The fund hereby designates approximately $54,752,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2002
Assets
Investment in securities, at value (cost $1,104,990) - See accompanying schedule		$ 1,264,601
Receivable for investments sold		8,767
Receivable for fund shares sold		2,193
Dividends receivable		3,381
Interest receivable		200
Redemption fees receivable		8
Total assets		1,279,150
Liabilities
Payable for investments purchased	$ 10,405
Payable for fund shares redeemed	2,462
Accrued management fee	604
Other payables and accrued expenses	131
Total liabilities		13,602
Net Assets		$ 1,265,548
Net Assets consist of:
Paid in capital		$ 1,073,124
Undistributed net investment income		7,123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,690
Net unrealized appreciation (depreciation) on investments		159,611
Net Assets, for 68,525 shares outstanding		$ 1,265,548
Net Asset Value, offering price and redemption price per share ($1,265,548 ÷ 68,525 shares)		$18.47

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2002
Investment Income Dividends (including $1,368 received from affiliated issuers)		$ 56,322
Interest		3,140
Total income		59,462
Expenses
Management fee	$ 6,460
Transfer agent fees	2,461
Accounting fees and expenses	281
Non-interested trustees' compensation	4
Custodian fees and expenses	40
Registration fees	52
Audit	31
Legal	8
Miscellaneous	8
Total expenses before reductions	9,345
Expense reductions	(500)	8,845
Net investment income		50,617
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(47) on sales of investments in affiliated issuers)	74,523
Foreign currency transactions	1	74,524
Change in net unrealized appreciation (depreciation) on investment securities		(36,059)
Net gain (loss)		38,465
Net increase (decrease) in net assets resulting from operations		$ 89,082

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2002	Year ended January 31, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 50,617	$ 38,990
Net realized gain (loss)	74,524	69,701
Change in net unrealized appreciation (depreciation)	(36,059)	114,291
Net increase (decrease) in net assets resulting from operations	89,082	222,982
Distributions to shareholders From net investment income	(46,116)	(37,424)
From net realized gain	(54,751)	-
Total distributions	(100,867)	(37,424)
Share transactions Net proceeds from sales of shares	554,930	466,868
Reinvestment of distributions	93,421	34,143
Cost of shares redeemed	(401,812)	(356,613)
Net increase (decrease) in net assets resulting from share transactions	246,539	144,398
Redemption fees	726	823
Total increase (decrease) in net assets	235,480	330,779
Net Assets
Beginning of period	1,030,068	699,289
End of period (including undistributed net investment income of $7,123 and $998, respectively)	$ 1,265,548	$ 1,030,068
Other Information Shares
Sold	29,394	26,993
Issued in reinvestment of distributions	5,112	2,008
Redeemed	(21,672)	(21,243)
Net increase (decrease)	12,834	7,758

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 18.50	$ 14.59	$ 15.21	$ 20.11	$ 18.25
Income from Investment Operations
Net investment income B	.85	.77	.62	.75	.79
Net realized and unrealized gain (loss)	.78	3.85	(.55)	(4.48)	2.41
Total from investment operations	1.63	4.62	.07	(3.73)	3.20
Less Distributions
From net investment income	(.78)	(.73)	(.69)	(.78)	(.79)
From net realized gain	(.89)	-	-	(.27)	(.56)
In excess of net realized gain	-	-	-	(.13)	-
Total distributions	(1.67)	(.73)	(.69)	(1.18)	(1.35)
Redemption fees added to paid in capital B	.01	.02	-	.01	.01
Net asset value, end of period	$ 18.47	$ 18.50	$ 14.59	$ 15.21	$ 20.11
Total Return A	9.20%	32.37%	0.43%	(18.98)%	17.93%
Ratios to Average Net Assets C
Expenses before expense reductions	.84%	.86%	.90%	.89%	.86%
Expenses net of voluntary waivers, if any	.84%	.86%	.90%	.89%	.86%
Expenses net of all reductions	.79%	.82%	.88%	.86%	.84%
Net investment income	4.54%	4.58%	4.06%	4.23%	4.06%
Supplemental Data
Net assets, end of period (in millions)	$ 1,266	$ 1,030	$ 699	$ 1,084	$ 2,480
Portfolio turnover rate	71%	71%	32%	28%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2002

1. Significant Accounting Policies.

Fidelity Real Estate Investment Portfolio (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains, partnerships, non-taxable dividends and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of January 31, 2002, undistributed net income and undistributed gain on a tax basis were as follows:

Undistributed ordinary income	$ 7,073,000
Undistributed long-term capital gains	16,700,000

The tax character of distributions paid during the year were as follows:

Ordinary income	$ 46,116,000
Long-term capital gains	54,751,000
$ 100,867,000

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,140,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Certain security trades were directed to brokers who paid $478,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4,000 and $18,000, respectively.

7. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Boardwalk Equities, Inc.	$ 5,438	$ -	$ 68	$ 23,608
CenterPoint Properties Trust (SBI)	3,945	370	1,300	59,969
Crown American Realty Trust	-	999	-	-
TOTALS	$ 9,383	$ 1,369	$ 1,368	$ 83,577

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Real Estate Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate Investment Portfolio (a fund of Fidelity Devonshire Trust) at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate Investment Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2002

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1985

President of Real Estate Investment. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Real Estate Investment. (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the
Advisory Board for the School of Engineering of the University of
Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Robert A. Lawrence (49)

Year of Election or Appointment: 1997

Vice President of Real Estate Investment. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity High Income Fund and Fidelity Real Estate Hih Income Fund II (1996), Vice President of certain Equity Funds (1997), and senior Vice President of FMR Co., Inc. (2001) and FMR.

Steven J. Buller (34)
Year of Election or Appointment: 2000 Vice President of Real Estate Investment. Prior to assuming his curent responsibilites, Mr. Buller managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Real Estate Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Real Estate Investment. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Real Estate Investment. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Real Estate Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Real Estate Investment. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Real Estate Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Investment Portfolio voted to pay on March 11, 2002, to shareholders of record at the opening of business on March 8, 2002, a distribution of $.25 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.18 per share from net investment income.

A total of 0.60% of the dividends distributed during the fiscal year was derived from interest on U.S. Government Securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1907 West State Road 434
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8880 Tamiami Trail, North
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2401 PGA Boulevard
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8065 Beneva Road
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1502 N. Westshore Blvd.
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Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
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1700 East Golf Road
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3232 Lake Avenue
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Indiana

4729 East 82nd Street
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Kansas

5400 College Boulevard
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Maine

Three Canal Plaza
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Maryland

7401 Wisconsin Avenue
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One W. Pennsylvania Ave.
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Massachusetts

801 Boylston Street
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155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
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44 Mall Road
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416 Belmont Street
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Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
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Missouri

8885 Ladue Road
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New Jersey

150 Essex Street
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56 South Street
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501 Route 17, South
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New York

1055 Franklin Avenue
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999 Walt Whitman Road
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3805 Edwards Road
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16850 SW 72nd Avenue
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400 East Las Colinas Blvd.
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19740 IH 45 North
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Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

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411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
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Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

Annual Report

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Fidelity®

Utilities

Fund

Annual Report

January 31, 2002

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Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

After three consecutive months of steady buying, equity investors took a breather in the first month of the New Year to assess the degree of any real economic turnaround. As a result, most major stock market benchmarks declined - albeit slightly - for the first time since September 2001. Investor uncertainty gave a boost to the fixed-income markets in January, as nearly all categories of investment-grade bonds rebounded from their fourth-quarter lull.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities	-25.22%	32.86%	149.44%
S&P 500 ®	-16.15%	54.18%	238.99%
Russell 3000® Utilities	-22.90%	34.51%	138.44%
Utility Funds Average	-23.20%	36.49%	136.49%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks - and the Russell 3000® Utilities Index - a market capitalization-weighted index comprised of over 200 utility stocks that are included in the Russell 3000 Index. To measure how the fund's performance stacked up against its peers, you can compare it to the utility funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 96 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended January 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Utilities	-25.22%	5.85%	9.57%
S&P 500	-16.15%	9.04%	12.98%
Russell 3000 Utilities	-22.90%	6.11%	9.08%
Utility Funds Average	-23.20%	6.27%	8.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on January 31, 1992. As the chart shows, by January 31, 2002, the value of the investment would have grown to $24,944 - a 149.44% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index and the Russell 3000 Utilities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 in the S&P 500 Index would have grown to $33,899 - a 238.99% increase. If $10,000 was put in the Russell 3000 Utilities Index, it would have grown to $23,844 - a 138.44% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For many stock investors, the year ending January 31, 2002, was a period of retrenchment and reflection, necessitated by plummeting share prices and the decline of personal wealth. A variety of negative factors pressured stocks. The economy slipped into a recession, precipitating a decline in corporate profits. Weaker earnings forced many companies to economize their operations, resulting in large-scale layoffs. Realizing lower revenues, many businesses also cut back on corporate spending, which exacerbated the existing economic slowdown. Perhaps most significantly though, stock valuations-typically measured by the price of a stock divided by its earnings per share-fell considerably, but generally remained higher than historical trend levels. Broad-based earnings weakness in widely followed stocks caused market breadth to improve, as investors searched for more-attractively valued smaller companies generating stronger earnings growth. Higher demand provided a performance boost to smaller-cap value stocks that had been overlooked in recent years, as well as for high-yielding real estate stocks-two of the equity markets' few bright spots. The Russell 2000® Value Index, a benchmark of small-cap value stocks, gained 12.44% during the past year, and the Wilshire Real Estate Index rose 9.58%. Elsewhere, stock index performance was dismal. The blue chips' Dow Jones Industrial AverageSM declined 7.21%, while the large-cap Standard & Poor's 500SM Index and the tech-heavy NASDAQ Composite® Index fell 16.15% and 30.04%, respectively.

(Portfolio Manager photograph)
An interview with Timothy Cohen, Portfolio Manager of Fidelity Utilities Fund

Q. How did the fund perform, Tim?

A. It was a difficult year. For the 12 months ending January 31, 2002, the fund had a total return of -25.22%, trailing the -22.90% return of the Russell 3000 Utilities Index. The fund also underperformed the Lipper Inc. utility funds average, which returned -23.20%.

Q. Why did the fund underperform the Russell index and the Lipper average?

A. Unfavorable stock selection in power utilities stocks was one of the biggest factors hurting the fund compared with the Russell index and the Lipper peer group. An overweighted position in global independent power producer AES detracted from performance versus the index in September, when the company issued an earnings warning and its share price was cut in half in a single day. In October, the stock of energy trading firm Enron began a steep slide that culminated in the company declaring bankruptcy on December 2. Although I sold our stake in Enron well before the bankruptcy announcement, the fund still sustained considerable damage compared with the Lipper average, which had less exposure. Another factor working against the fund's performance relative to the index - especially in the weak third quarter - was an underweighting in the regional Bell operating companies (RBOCs). The RBOCs were valued by investors looking for stocks with comparatively stable earnings growth amid the uncertainty caused by the September 11 terrorist attacks and the rash of downward earnings revisions during the period. Although the fund had large positions in a number of the RBOCs, the index gave greater overall emphasis to that group.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Did the fund's positioning change significantly during the second half of the period?

A. Power prices suffered their first cyclical downturn of the deregulated era, and I continued to emphasize traditional electric utilities with significant dividend yields, strong management and minimal exposure to the unregulated power market. However, near the end of the period I took profits on some electric utility positions and reinvested the money in cable television operator Comcast, which secured an agreement from AT&T during the fourth quarter of 2001 to buy AT&T's cable business. I liked Comcast's history of strong growth and experienced management team. In wireline telecommunications, the weak economy and lack of financing for new projects caused me to remain focused on companies with an established customer base, low debt and strong cash flow. AT&T and the RBOCs were representative of that group. In the wireless communications area, intense competition, slowing subscriber growth and rich valuations plagued many pure wireless plays. As in the first half of the period, therefore, I favored wireless tower stocks and smaller, regional players that were capable of offering integrated packages of wireless and wireline services, such as ALLTEL.

Q. Which stocks helped the fund's performance?

A. Southern Company, the fund's strongest contributor, was a good example of a well-run conventional utility that weathered the volatile market environment during the period fairly well. Dominion Resources, FirstEnergy and TXU were other electric utilities that made positive contributions to the fund's performance.

Q. Which stocks detracted from performance?

A. AES, which I mentioned earlier, was the biggest detractor. The company attributed its earnings shortfall to a lack of new acquisition opportunities, weakness in Brazil's currency and a decline in United Kingdom power prices. The stock is now a smaller part of the fund. Enron's story is well known to most investors, but suffice it to say that I was shocked at the speed of the company's fall from grace. In retrospect, I wish I had sold Enron sooner, but the situation could have been much worse. Qwest Communications was another detractor, hampered by disappointing third-quarter results and lowered expectations for future earnings and revenues. Nokia and Nextel Communications both reflected the worsening fundamentals in the wireless industry.

Q. What's your outlook, Tim?

A. In maintaining a defensive bias, I'm risking underperformance for the fund if the economy makes a prompt and strong recovery. However, even if some parts of the economy begin to strengthen, I believe the supply and demand characteristics of the telecommunications and power utility markets make it unlikely that we will see a dramatic improvement there any time soon. I'm therefore comfortable with the fund's positioning at the end of the period.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Note to shareholders: Effective March 1, 2002, Martin Zinny became Portfolio Manager of Fidelity Utilities Fund.

Fund Facts

Goal: high total return through a combination of current income and capital appreciation

Fund number: 311

Trading symbol: FIUIX

Start date: November 27, 1987

Size: as of January 31, 2002, more than $1.3 billion

Manager: Timothy Cohen, since 2000; manager, Fidelity Export and Multinational Fund, since February 2002; Fidelity Select Telecommunications Portfolio, 2000-2002; VIP Telecommunications & Utilities Growth Portfolio, 2001-2002; Fidelity Advisor Telecommunications & Utilities Growth Fund, 2000-2002; Fidelity Select Insurance Portfolio, 1999-2000; joined Fidelity in 1996

3

Tim Cohen on consolidation and deregulation in the telecommunications industry:

"It's interesting to observe how often business trends move in cycles. Back in 1984, the federal government forced the breakup of AT&T, allowing the company to retain its long-distance business and spawning the seven "Baby Bells" - now referred to as the regional Bell operating companies, or RBOCs - to provide local telephone service. Industry consolidation has reduced that original seven to three, and the trend toward consolidation appears likely to continue. In fact, we could see the RBOCs merging with long-distance providers, creating companies that are somewhat reminiscent of the predivestiture AT&T.

"Deregulation calls for the RBOCs to gain approval to enter the long-distance markets in a number of states during 2002. Although they must agree to open up their local markets to outside competition in exchange for this privilege, they still appear to have an advantage over long-distance companies when it comes to marketing such services as DSL, the high-speed form of Internet access that utilizes existing phone lines. Previously, the RBOCs have depended on local phone service for approximately 80% to 85% of their revenues, but I expect this number to fall to somewhere around 50% as they expand their service offerings."

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
BellSouth Corp.	11.8	8.9
Verizon Communications, Inc.	10.4	9.0
AT&T Corp.	7.7	6.5
Citizens Communications Co.	7.3	6.6
SBC Communications, Inc.	7.0	7.2
Comcast Corp. Class A (special)	4.8	2.6
ALLTEL Corp.	4.8	4.8
EchoStar Communications Corp. Class A	4.6	3.7
Qwest Communications International, Inc.	4.6	1.5
TXU Corp.	4.0	0.0
	67.0
Top Industries as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Telecommunication Services	56.5	46.7
Electric Utilities	22.6	20.7
Media	11.4	7.4
Gas Utilities	2.9	4.6
Industrial Conglomerates	2.7	1.8

Asset Allocation (% of fund's net assets)
As of January 31, 2002*		As of July 31, 2001**
	Stocks 98.8%		Stocks 90.1%
	Convertible Securities 0.4%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 9.9%
* Foreign investments	1.5%	** Foreign investments	4.5%

Annual Report

Investments January 31, 2002

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.4%
Media - 11.4%
AOL Time Warner, Inc. (a)	444,300	$ 11,690
Comcast Corp. Class A (special) (a)	1,790,400	63,523
EchoStar Communications Corp. Class A (a)	2,231,200	60,912
General Motors Corp. Class H (a)	951,800	14,943
Liberty Media Corp. Class A (a)	12	0
		151,068
ENERGY - 0.6%
Oil & Gas - 0.6%
Equitable Resources, Inc.	253,000	7,777
INDUSTRIALS - 2.7%
Industrial Conglomerates - 2.7%
Tyco International Ltd.	1,010,000	35,502
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.7%
Comverse Technology, Inc. (a)	411,100	8,785
Tellium, Inc.	3,000	16
		8,801
TELECOMMUNICATION SERVICES - 58.3%
Diversified Telecommunication Services - 56.5%
ALLTEL Corp.	1,131,500	62,776
AT&T Corp.	5,742,987	101,651
BellSouth Corp.	3,899,400	155,974
Broadwing, Inc. (a)	1,666,100	13,312
CenturyTel, Inc.	175,700	5,408
Citizens Communications Co. (a)	9,554,431	95,640
Covad Communications Group, Inc. (a)	12	0
Qwest Communications International, Inc.	5,745,427	60,327
SBC Communications, Inc.	2,472,034	92,578
Telefonos de Mexico SA de CV sponsored ADR	510,700	19,611
TeraBeam Networks (c)	9,600	10
Verizon Communications, Inc.	2,960,500	137,219
		744,506
Wireless Telecommunication Services - 1.8%
American Tower Corp. Class A (a)	2,098,200	10,827
Nextel Communications, Inc. Class A (a)	883,100	7,109
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Price Communications Corp. (a)	150,200	$ 2,882
Triton PCS Holdings, Inc. Class A (a)	260,800	3,656
		24,474
TOTAL TELECOMMUNICATION SERVICES		768,980
UTILITIES - 25.1%
Electric Utilities - 22.2%
AES Corp. (a)	2,860,400	38,758
American Electric Power Co., Inc.	491,300	20,507
Cinergy Corp.	512,300	16,547
DPL, Inc.	637,600	14,831
Entergy Corp.	611,900	25,198
FirstEnergy Corp.	1,231,300	45,804
Northeast Utilities	2,047,740	37,085
NSTAR	362,100	15,878
Southern Co.	995,400	24,537
TXU Corp.	1,085,100	52,866
		292,011
Gas Utilities - 2.9%
KeySpan Corp.	614,400	19,882
Kinder Morgan, Inc.	154,000	7,962
NiSource, Inc.	514,700	10,706
		38,550
TOTAL UTILITIES		330,561
TOTAL COMMON STOCKS (Cost $1,479,013)		1,302,689
Convertible Preferred Stocks - 0.4%

UTILITIES - 0.4%
Electric Utilities - 0.4%
Cinergy Corp. $4.75 PRIDES (Cost $5,050)	101,000	5,454
Money Market Funds - 2.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.88% (b)	24,737,704	$ 24,738
Fidelity Securities Lending Cash Central Fund, 1.84% (b)	10,360,700	10,361
TOTAL MONEY MARKET FUNDS (Cost $35,099)		35,099
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,519,162)		1,343,242
NET OTHER ASSETS - (1.9)%		(24,768)
NET ASSETS - 100%		$ 1,318,474
Security Type Abbreviation
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 36
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $924,345,000 and $1,103,753,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,000 or 0.0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $7,104,000. The weighted average interest rate was 1.88%. Interest expense includes $1,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $3,037,000. The weighted average interest rate was 2.14%. Interest expense includes $1,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,545,877,000. Net unrealized depreciation aggregated $202,635,000, of which $71,855,000 related to appreciated investment securities and $274,490,000 related to depreciated investment securities.

At January 31, 2002, the fund had a capital loss carryforward of approximately $406,946,000 all of which will expire on January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2002
Assets
Investment in securities, at value (including securities loaned of $9,639) (cost $1,519,162) - See accompanying schedule		$ 1,343,242
Receivable for investments sold		2,325
Receivable for fund shares sold		425
Dividends receivable		4,014
Interest receivable		72
Other receivables		9
Total assets		1,350,087
Liabilities
Payable for investments purchased	$ 16,563
Payable for fund shares redeemed	3,557
Accrued management fee	854
Other payables and accrued expenses	278
Collateral on securities loaned, at value	10,361
Total liabilities		31,613
Net Assets		$ 1,318,474
Net Assets consist of:
Paid in capital		$ 1,926,273
Undistributed net investment income		2,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(434,013)
Net unrealized appreciation (depreciation) on investments		(175,920)
Net Assets, for 103,592 shares outstanding		$ 1,318,474
Net Asset Value, offering price and redemption price per share ($1,318,474 ÷ 103,592 shares)		$ 12.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2002
Investment Income
Dividends		$ 27,969
Interest		5,258
Security lending		66
Total income		33,293
Expenses
Management fee Basic fee	$ 8,219
Performance adjustment	3,548
Transfer agent fees	3,725
Accounting and security lending fees	379
Custodian fees and expenses	50
Registration fees	60
Audit	50
Legal	13
Interest	2
Miscellaneous	13
Total expenses before reductions	16,059
Expense reductions	(764)	15,295
Net investment income (loss)		17,998
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(6,502) on sale of investments in affiliated issuers)	(216,616)
Foreign currency transactions	54
Total net realized gain (loss)		(216,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(313,733)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(313,726)
Net gain (loss)		(530,288)
Net increase (decrease) in net assets resulting from operations		$ (512,290)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2002	Year ended January 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,998	$ 12,162
Net realized gain (loss)	(216,562)	280,421
Change in net unrealized appreciation (depreciation)	(313,726)	(781,340)
Net increase (decrease) in net assets resulting from operations	(512,290)	(488,757)
Distributions to shareholders from net investment income	(18,058)	(10,273)
Distributions to shareholders from net realized gain	-	(380,360)
Distributions to shareholders in excess of net realized gain	-	(148,560)
Total distributions	(18,058)	(539,193)
Share transactions Net proceeds from sales of shares	142,151	597,211
Reinvestment of distributions	16,077	488,371
Cost of shares redeemed	(536,332)	(803,631)
Net increase (decrease) in net assets resulting from share transactions	(378,104)	281,951
Total increase (decrease) in net assets	(908,452)	(745,999)
Net Assets
Beginning of period	2,226,926	2,972,925
End of period (including undistributed net investment income of $2,134 and $2,140, respectively)	$ 1,318,474	$ 2,226,926
Other Information Shares
Sold	9,655	24,459
Issued in reinvestment of distributions	1,152	26,867
Redeemed	(36,553)	(35,556)
Net increase (decrease)	(25,746)	15,770

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 17.22	$ 26.18	$ 24.11	$ 19.62	$ 17.37
Income from Investment Operations
Net investment income (loss) B	.16	.10	.15	.35	.43
Net realized and unrealized gain (loss)	(4.49)	(4.24)	5.15	5.78	4.46
Total from investment operations	(4.33)	(4.14)	5.30	6.13	4.89
Less Distributions
From net investment income	(.16)	(.09)	(.18)	(.35)	(.44)
From net realized gain	-	(3.40)	(3.05)	(1.29)	(2.20)
In excess of net realized gain	-	(1.33)	-	-	-
Total distributions	(.16)	(4.82)	(3.23)	(1.64)	(2.64)
Net asset value, end of period	$ 12.73	$ 17.22	$ 26.18	$ 24.11	$ 19.62
Total Return A	(25.22)%	(16.21)%	23.80%	32.60%	29.16%
Ratios to Average Net Assets C
Expenses before expense reductions	.94%	.80%	.80%	.85%	.87%
Expenses net of voluntary waivers, if any	.94%	.80%	.80%	.85%	.87%
Expenses net of all reductions	.89%	.78%	.79%	.83%	.85%
Net investment income (loss)	1.05%	.43%	.61%	1.63%	2.34%
Supplemental Data
Net assets, end of period (in millions)	$ 1,318	$ 2,227	$ 2,973	$ 2,245	$ 1,738
Portfolio turnover rate	58%	126%	50%	55%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2002

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, capital loss carryforward and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of January 31, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 2,130,000
Capital loss carryforwards	406,946,000

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 18,058,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward, or downward, adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,256,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Certain security trades were directed to brokers who paid $740,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $24,000.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
TRICOM SA sponsored ADR	$ -	$ 9,087	$ -	$ -

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Utilities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2002

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)*

Year of Election or Appointment: 1985

President of Utilities. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Utilities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of Utilities. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Utilities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Utilities. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Utilities. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1987 Assistant Treasurer of Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Utilities. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Utilities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 2.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

UIF-ANN-0302 155149
1.700458.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com